[GRAPHIC]                                                         ANNUAL REPORT

                                                           RSI RETIREMENT TRUST

                                                               Core Equity Fund

                                                              Value Equity Fund

                                                    Emerging Growth Equity Fund

                                                      International Equity Fund

                                                     Actively Managed Bond Fund

                                                    Intermediate-Term Bond Fund

                                                     Short-Term Investment Fund

                                                          SEPTEMBER 30, 2001


                                                                 [LOGO]

                                                            BROKER/DEALER:
                                                           RETIREMENT SYSTEM
                                                           Distributors Inc.

                                                          317 Madison Avenue
                                                        New York, NY 10017-5201
                                                              800-772-3615
                                                             www.rsgroup.com

TABLE OF CONTENTS
------------------------------------------------------

President's Message..............................    1
Investment Review................................    2
Combined Financial Statements....................   21
    Financial Statements of Investment Funds.....   23
    Core Equity Fund.............................   23
    Value Equity Fund............................   27
    Emerging Growth Equity Fund..................  31.
    International Equity Fund....................   35
    Actively Managed Bond Fund...................   40
    Intermediate-Term Bond Fund..................   47
    Short-Term Investment Fund...................   53
Notes to Financial Statements....................   57
Report of Independent Accountants................   73
Annual Meeting Results...........................   74
Officers, Consultants, Investment Managers,
  Custodian, Distributor, Transfer Agent.........   75
Board of Trustees................................   76

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is a registered trademark of Retirement System Group Inc.

THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

PRESIDENT'S MESSAGE

                 To Our Unitholders:

                 Let's review the current situation. The economic downturn, which began eighteen months ago, appears certain to become a full-blown recession. Consumer confidence has fallen to a seven year low. Unemployment is on the rise. The many interest rate reductions by the Federal Reserve seem irrelevant. America has been viciously attacked from the air by hi-jacked airplanes, and on the ground by anthrax. More such attacks are feared. Our federal government's surpluses (as far as the eye can see) threaten to evaporate and become deficits. Could things be any worse?

                     To be sure, it's a time of great sadness and uncertainty,
                 and we have suffered an immeasurable loss. But what does the future hold? Will the United States' economy shrivel and become permanently tentative? Will Americans stay close to home and accept reduced freedom and a lesser standard of living? Will we lose our sense of optimism? I think not; for that is not what America is. History will repeat itself, I believe, and the economy will soon pick up where it left off eighteen months ago.

                     The United States has had a perfect record of rebounding
                 after every recession. We have also seen our economy remain vibrant through several wars, presidential assassinations, and an impeachment. As Americans, we have faith that the forces that generated recoveries in the past will do so again, even though there are few fundamental signs right now that the economy is getting better.

                     However, the groundwork for recovery has already been laid.
                 Federal Reserve officials have cut interest rates numerous times and the tax cuts passed earlier this year should help. The fiscal stimulus legislation currently under consideration in Washington will be another key to a rebound. Also, a sizable short-term increase in government spending to rebuild and augment security in vulnerable areas will prime the pump further.

                     Each investor needs to evaluate his or her own investment
                 strategy and decide what to change, if anything. If one believes in the long-term success of the United States economy, then equity and fixed-income securities issued by American companies should do just fine. A strategy that concentrates on the long-term should not be overly concerned about short-term bear markets and recessions.

                     On behalf of the Board of Trustees, I would like to thank
                 our unitholders for choosing RSI Retirement Trust to help meet your retirement savings objectives. Please feel free to call me at 212-503-0101 if you would like to discuss any part of this Annual Report.

                                               Sincerely,

                                               /s/ William Dannecker

                                               William Dannecker
                                               President and Trustee

INVESTMENT REVIEW

                 EQUITY MARKET ENVIRONMENT

                 Overall, the equity market for fiscal year 2001 (covering the period from October 1, 2000 through September 30, 2001) ended significantly down with market volatility becoming more severe as concerns of an economic recession became more pronounced. This view was further fueled by the catastrophic damage done by the September 11th terrorist attacks in New York and Washington D.C. Many forecasters have predicted that the already-weak economy will certainly fall into recession due to a general weakening of corporate profits and consumer confidence. However, some economists have argued against the conventional wisdom that the terrorist attacks will help plunge the economy into a recession. In an environment of very low interest rates, excess liquidity, expected new tax incentives, etc., the "attacks" may have the unintended effect of boosting the economy as a result of the immediate increase in defense spending, and over time, through the fiscal stimulus of other increased government spending (e.g., the aid packages for New York and the airline industry). Regionally (i.e., New York), increased corporate spending for the gradual replacement of lost computer equipment and telecommunications infrastructure, which could eventually total over $5 billion, may also be an important factor.

                     The impact of the September 11th attacks (especially on
                 airlines, hotels, upscale restaurants and leisure stocks) significantly influenced the negative third quarter and trailing twelve-month market performance through September 30, 2001. The only bright spot for performance of major domestic equity markets was the positive results achieved in the second quarter of calendar year 2001. During this time period, growth stocks (small-, mid- and large-capitalization companies) staged a comeback on strength among technology and consumer services stocks. The Russell 1000 Growth Index, which is broadly representative of the large-cap growth segment, returned 8.42%, after being down 37.78% for the six-months ended March 31, 2001. However, it should be noted that while technology stocks were strong for this period, software stocks accounted for approximately 70% of the sector's gains (e.g., Microsoft alone accounted for about one-third of the sector's return). The comeback was even greater for small-cap growth stocks, as measured by the Russell 2000 Growth Index, with a return of 17.98%. Value stocks however, did not fair as well on a relative basis for the second calendar quarter of 2001, but were positive with the Russell 1000 Value Index (proxy for large-cap value stocks) up 4.88% and the Russell 2000 Value Index (reflective of small-cap value stocks) rising nicely by 11.63%

                     As noted in our most recent Semi-Annual Report dated
                 March 31, 2001, in periods of uncertainty, value-oriented stocks tend to perform well, in relative terms, vis-a-vis growth stocks. With the exception of the quarter-ended
                 June 30, 2001, this was indeed the case for fiscal year 2001. For the twelve-months ended September 30, 2001, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 36.73% (-8.91% versus -45.64%); and the Russell 2000 Value
                 Index, the only major stock index with a positive return for this fiscal year, at 5.59%, compared favorably with the Russell 2000 Growth Index, which was down 42.59%. The

                 S&P 500 Index, a measurement of the broad domestic equity market (which was helped by the value-oriented stocks within the Index) was down 26.62% for the year-ended September 30, 2001. The NASDAQ Composite Index, which is heavily weighted in technology stocks, fell over 59% during this period.

                     Outside the U.S. during fiscal year 2001, the stock markets also experienced a high degree of volatility, with the MSCI EAFE Index (represents over 1,300 non-U.S. stocks in more than 30 countries) reflecting four consecutive quarters of negative returns and finishing the year down 28.54%. Most of the loss however, occurred during the first and third quarters of calendar year 2001, with the Index down double digits at -13.71% and -14.00%, respectively. International stocks marginally outperformed domestic equities for the most recent quarter, by less than one percent in dollar terms, but only due to the dollar weakening against both the euro and the yen.

                 RSI RETIREMENT TRUST CORE EQUITY FUND

                 The Core Equity Fund seeks capital appreciation over the long-term. The Fund invests in a broadly diversified group of high-quality, medium- to-large companies which the manager, Retirement System Investors Inc., believes to be reasonably valued relative to their earnings growth potential.

                 PORTFOLIO COMMENTARY

                 For the fiscal year ended September 30, 2001, the Core Equity Fund's net return was -32.08% versus the -26.62% for the S&P 500 Index, the market index benchmark for the Fund. As a large-cap growth stock oriented fund, results were adversely impacted not only by the decline in the overall market but also by the significant underachievement of growth stocks versus the overall market and other equity investment styles. For example, during the past year the Russell 1000 Growth Index, a proxy for large-cap growth stock prices, declined a much greater 45.64%.

                 The Fund's largest market sector weightings were in technology and capital goods, which both suffered from downward earnings revisions due to cutbacks in capital spending and slower than expected economic activity. The more stable growing market sectors generally performed better. This was particularly true for the healthcare sector, the Fund's performance was enhanced by its holdings in Johnson & Johnson and Pfizer.

                 Despite the shortfalls, the manager believes prospects for longer-term growth and recovery are excellent, particularly as the Fund is concentrated in the strongest companies, such as Intel, IBM, Tyco and Emerson Electric.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
CORE EQUITY FUND VS S&P 500
For 10-Year Period Ended 9/30/01

        CORE EQUITY  S&P 500
RETURN       11.22%   12.69%
RISK         14.66%   14.48%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE CORE EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/01. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS WIDELY USED AS A MEASURE OF THE BROAD EQUITY MARKET AND IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND.
STANDARD DEVIATION IS A STATISTICAL MEASURE OF VOLATILITY OFTEN USED AS A MEASURE OF RISK. IN GENERAL, THE GREATER THE STANDARD DEVIATION, THE GREATER THE TENDENCY TO VARY FROM THE AVERAGE ANNUAL TOTAL RETURN. BY COMPARING THE MAGNITUDE OF THE STANDARD DEVIATIONS, THE RELATIVE VOLATILITY OF EACH INVESTMENT CAN BE DETERMINED. A LOWER STANDARD DEVIATION REFLECTS LOWER VOLATILITY.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CORE EQUITY FUND VS S&P 500

     CORE EQUITY   S&P 500
91    $10,000.00  $10,000.00
92    $10,870.66  $11,105.85
93    $12,460.26  $12,547.05
94    $12,850.43  $13,005.72
95    $16,875.00  $16,864.22
96    $20,437.14  $20,291.78
97    $27,496.39  $28,492.17
98    $28,688.58  $31,077.42
99    $38,403.18  $39,712.63
00    $42,658.96  $44,990.91
01    $28,972.99  $33,014.13


GROWTH OF $10,000  CORE EQUITY  S&P 500
1 year                  $6,792   $7,338
3 year                 $10,099  $10,623
5 year                 $14,177  $16,270
10 year                $28,973  $33,014

CUMULATIVE RETURNS
1 year              -32.08%  -26.62%
3 year                0.99%    6.23%
5 year               41.77%   62.70%
10 year             189.73%  230.14%

AVERAGE ANNUAL RETURNS
1 year                  -32.08%  -26.62%
3 year                    0.33%    2.04%
5 year                    7.23%   10.22%
10 year                  11.22%   12.69%

                 PERFORMANCE RESULTS

                 The Core Equity Fund reflected a net return of -32.08% (gross return of -31.39%) for the twelve-month period ended September 30, 2001, trailing the S&P 500 Index, which returned -26.62% for the same period. The S&P 500 Index is an unmanaged representative index of the broad equity market. (All market index results that appear in this report are gross, since expenses are not applicable.) For the three-, five- and ten-years ended September 30, 2001, the Core Equity Fund produced average annual returns of 0.33%, 7.23% and 11.22%, respectively, while the S&P 500 posted average annual returns of 2.04%, 10.22% and 12.69% for these same three periods. The Fund's risk profile, as measured by standard deviation of return, versus the market, the S&P 500 Index, is reflected in the chart on page 4.

                     The Core Equity Fund's return of -32.08% for the
                 twelve-months ended September 30, 2001 trailed the -27.41% return of its Lipper benchmark, the Lipper Large-Cap Core Funds Average, for the same period. For the trailing three-year period, the Fund underperformed its benchmark, 0.33% versus 1.46%. For the five-year period, the Fund's annualized return of 7.23% trailed the Lipper benchmark return of 7.55%. For the ten-year period, the Fund outperformed its Lipper benchmark (11.22% versus 10.77%). Past performance is not a guarantee of future results.

                 CORE EQUITY FUND VS LIPPER LARGE-CAP CORE FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------

                                                                                       Average Annualized
                                                                                  ----------------------------
                                                                    1 Year        3 Years   5 Years   10 Years
                                                                    ------        -------   -------   --------
                        CORE EQUITY FUND(1)                             -32.08%    0.33%     7.23%     11.22%
                        Lipper Large-Cap Core Funds Avg.(2)             -27.41     1.46      7.55      10.77

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that
                    measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

                 RSI RETIREMENT TRUST VALUE EQUITY FUND

                 The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with a below-average price-to-earnings (P/E) ratio and above-average growth prospects. The portfolio typically has a dividend yield that is higher than the market itself. The aim of the portfolio manager, Retirement System Investors Inc., is to produce above-market returns by choosing stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time.

                 PORTFOLIO COMMENTARY

                 For the fiscal year ended September 30, 2001, the Value Equity Fund's net return was -12.08% versus -8.91% for the Russell 1000 Value Index. The relative underperformance of the Fund is mainly attributable to the over-weighting of certain industries within the energy sector and a few company-specific issues.

                     Through the first half of calendar year 2001, the Fund had a sizable position, relative to the Index, in the energy sector, and more specifically, in companies that were leveraged to the natural gas market. In the opinion of the manager, stocks involved in the exploration and production of natural gas represented excellent values based on future earnings, cash flows and growth prospects. However, these companies are dependent upon commodity prices and with the precipitous drop in natural gas prices, the outlook for these companies became very uncertain. The Fund reduced many of its positions and currently maintains an equal weight in energy versus the Index.

                     The Value Equity Fund continues to maintain an overweight
                 position in industrial and defense stocks as Retirement System Investors still believes the long-term prospects for these companies are favorable, although the events of September 11th have definitely changed the near-term outlook. Stocks involved in commercial airline manufacturing have been severely impacted by the events and have not yet recovered. For example, holdings such as United Technologies and Honeywell had a negative impact on the Fund's performance.

                     On the positive side, the Fund significantly reduced its
                 technology holdings early in the year, which proved to be very beneficial. Stocks in this sector were down an average of 65% during fiscal year 2001. The Fund also maintained its overweight positions in the regional bell operators, Verizon and SBC Communications, which provided relative stability in a very volatile market.

                     Financial sector performance was mixed. Many small regional banks and thrifts benefited from the Federal Reserve's aggressive rate cuts. However, the major banks, with significant exposure to the capital markets, found it very difficult to grow earnings. The Fund continues to maintain exposure to the larger banks and should benefit when the capital markets recover.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
VALUE EQUITY FUND VS
RUSSELL 1000 VALUE INDEX
For 10-Year Period Ended 9/30/01

        VALUE EQUITY  RUSSELL 1000 VALUE
RETURN        13.69%              13.85%
RISK          13.39%              12.61%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/01. THE RUSSELL 1000 VALUE INDEX IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
VALUE EQUITY FUND VS RUSSELL 1000 VALUE INDEX

     VALUE EQUITY  RUSSELL 1000
91     $10,000.00    $10,000.00
92     $10,679.70    $11,239.48
93     $12,327.75    $14,091.46
94     $12,593.11    $13,994.95
95     $15,190.88    $17,869.98
96     $18,468.34    $21,077.49
97     $26,703.91    $29,993.05
98     $26,196.46    $31,070.54
99     $33,524.21    $36,888.48
00     $41,014.90    $40,178.60
01     $36,062.01    $36,596.85


GROWTH OF $10,000  VALUE EQUITY  RUSSELL 1000
1 year                   $8,792        $9,109
3 year                  $13,766       $11,779
5 year                  $19,526       $17,363
10 year                 $36,062       $36,597

CUMULATIVE RETURNS
1 year              -12.08%   -8.91%
3 year               37.66%   17.79%
5 year               95.26%   73.63%
10 year             260.62%  265.97%

AVERAGE ANNUAL RETURNS
1 year                  -12.08%  -8.91%
3 year                   11.24%   5.61%
5 year                   14.32%  11.67%
10 year                  13.69%  13.85%

                 PERFORMANCE RESULTS

                 For the twelve-month period ended September 30, 2001, the Value Equity Fund reflected a net return of -12.08%, (and a gross return of -11.06%) versus the -8.91% return of the Russell 1000 Value Index, an unmanaged representative index reflecting the performance of approximately 715 stocks with a less-than-average growth orientation. For the three- and five-year periods ended September 30, 2001, the Fund produced annual returns of 11.24%, and 14.32% and outperformed the annualized returns of the Russell 1000 Value Index of 5.61% and 11.67%, respectively. Retirement System Investors Inc. has managed the Fund from April 1, 1995 through September 30, 2001. During the period it returned 16.63% per annum, while the Russell 1000 Value Index reflected an annualized return of 14.61%. The Fund's risk profile, (as measured by standard deviation of return) versus the market, the Russell 1000 Value Index, is reflected in the chart on page 6.

                     For twelve-months ended September 30, 2001, the Fund's
                 return of -12.08% (the best performing equity fund in the RSI Retirement Trust) compared favorably to the -12.32% return of the Lipper Large-Cap Value Funds Average, the Fund's new performance benchmark. (This classification has been in effect since the second quarter of 2001. Under their previous methodology, Lipper Inc. had classified the Fund as a Multi-Cap Value Fund.) For the recent three-, five- and ten-year periods ended September 30, 2001, the Value Equity Fund reflected annualized returns of 11.24%, 14.32% and 13.69% and substantially outpaced the Lipper benchmark returns for all three periods. The Fund achieved top quartile results for all three periods ranking in the top 3% (4th out of 199 funds), top 2% (2nd out of 141 funds) and top 13% (6th out of 47 funds) of its Lipper benchmark grouping, respectively. Retirement System Investors Inc., the manager of this Fund since April 1, 1995, or 6 1/2 years ended September 30, 2001, reflected an annualized return of 16.63% and exceeded the 11.61% annualized return for the Lipper Large-Cap Value Equity Funds Average by 502 basis points (5.02%) per year. The Value Equity Fund ranked in the top 2% of its Lipper benchmark grouping, 2nd out of 107 funds for this time period. Past performance is not a guarantee of future results.

                 VALUE EQUITY FUND VS LIPPER LARGE-CAP VALUE FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------

                                                                                       Average Annualized
                                                                                  ----------------------------
                                                                    1 Year        3 Years   5 Years   10 Years
                                                                    ------        -------   -------   --------
                        VALUE EQUITY FUND(1)                            -12.08%   11.24%    14.32%     13.69%
                        Lipper Large-Cap Value Funds Avg.(2)            -12.32     3.82      8.21      11.29

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that
                    measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

                 THE RSI RETIREMENT TRUST EMERGING GROWTH EQUITY FUND

                 The Emerging Growth Equity Fund seeks capital appreciation through investment in securities of rapidly growing, good quality, emerging companies, those typically in the $100 million to $1.5 billion capitalization range at time of purchase.

                     The Emerging Growth Equity Fund is managed by two
                 investment management firms; HLM Management Company, Inc. ("HLM"), under a sub-advisory agreement with Retirement System Investors Inc. since April 1, 1997, and Retirement System Investors Inc. since February 8, 1999.

                 PORTFOLIO COMMENTARY

                 In managing the Emerging Growth Equity Fund, Retirement System Investors invests in emerging and rapidly growing companies, with a focus on innovative growth companies with the potential to become future industry leaders. A process of fundamental security selection is the manager's core element for identifying emerging growth stocks. Retirement System Investors accomplishes this through intensive research, working with company management, analysts and industry contacts. As of September 30, 2001, the portion of the Fund's portfolio managed by Retirement System Investors held 64 stocks.

                     Fiscal year 2001 proved to be a challenging one for
                 small-cap growth investors. For this period, the Fund's assets managed by Retirement System Investors reflected a gross return of -41.39% and outperformed its benchmark, the Russell 2000 Growth Index, by 120 basis points (-41.39% vs. -42.59%). During the year, economic uncertainty, slowing corporate profitability and high stock volatility impacted the majority of the equity returns.

                     The favorable performance of this portion of the Emerging
                 Growth portfolio versus the market benchmark was due in part to its broad diversification among various industries and good stock selection, both of which cushioned the portfolio. Healthcare and technology remained the most heavily weighted sectors in the portfolio with healthcare stocks contributing to overall performance. In addition, the portfolio benefited during the year from new positions in education services and defense electronics firms. In contrast however, technology stocks were a drag on performance as weak profit growth continued to linger for this group. As evidence of a potential recovery slowly builds, modest purchases are selectively being made. Moreover, a low interest rate environment, a government stimulus plan and low small stock valuations have created a favorable backdrop for small-cap securities to lead in a market rebound.

                     HLM invests in high-quality, entrepreneurially managed
                 companies with market capitalizations in the range of $200 million to $1.5 billion. For the fiscal year ended
                 September 30, 2001, the gross performance of HLM's portion of the Emerging Growth Equity Fund was -42.60%, which was in line with its market benchmark, the Russell 2000 Growth Index. Technology, which has historically been one of HLM's most heavily weighted sectors, comprised only 14% of the portfolio as of September 30, 2001. Due to sharply reduced expectations for the telecommunications industry at the beginning of calendar year 2001, and weakness in the computer industry, the manager focused on financials, education and healthcare industries for stronger growth prospects. In fact, holdings in the healthcare sector represented 36% of the portfolio at the end of September 2001. The 14 biotechnology and healthcare services companies comprising that weight were identified by the manager as strong companies, either delivering their services in a favorable pricing environment or as having promising drugs in development.

                     Regional banks were favored by the Fed's unprecedented nine rate cuts, through October 3, 2001; the lower interest rates created a favorable environment for their services. Financial services represented 13% of HLM's fiscal year-end portfolio assets. This year, other areas of focus for the manager have been the transportation industry (primarily represented by holdings in trucking companies, initiated in the spring of
                 2001) and education, which had mixed results throughout the year.

                     While HLM expects its technology weighting to increase in
                 the coming year, currently, the manager is waiting for signs of a technology rebound before adding to this sector. At the end of September, HLM held 42 stocks, one of which, (DIANON Systems, Inc.) was also held by Retirement System Investors. (HLM held 39 stocks at September 30, 2000.) Traditionally, HLM likes to hold between 40 and 60 stocks in order to achieve its desired diversification. This manager continues to increase the holdings in the portfolio with the goal of reducing the cash level to 5% or less of total portfolio assets.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
EMERGING GROWTH EQUITY FUND VS
RUSSELL 2000 GROWTH INDEX
For 10-Year Period Ended 9/30/01

        EMERGING GROWTH  RUSSELL 2000 GROWTH
RETURN           12.35%                5.56%
RISK             29.32%               24.85%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE EMERGING GROWTH EQUITY FUND AND THE RUSSELL 2000 GROWTH INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/00. THE RUSSELL 2000 GROWTH INDEX IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
EMERGING GROWTH EQUITY FUND
VS RUSSELL 2000 GROWTH INDEX

     EMERGING GROWTH  RUSSELL 2000 GROWTH
91        $10,000.00           $10,000.00
92        $10,394.17            $9,978.04
93        $15,218.51           $12,890.09
94        $15,407.03           $13,002.99
95        $22,527.85           $16,666.89
96        $28,736.07           $18,768.33
97        $36,187.42           $23,151.55
98        $23,519.46           $17,402.34
99        $34,683.71           $23,082.05
00        $56,267.93           $29,928.83
01        $32,037.39           $17,181.18


GROWTH OF $10,000  EMERGING GROWTH EQUITY  RUSSELL 2000 GROWTH
1 year                             $5,694               $5,741
3 year                            $13,622               $9,873
5 year                            $11,149               $9,154
10 year                           $32,037              $17,181

CUMULATIVE RETURNS
1 year              -43.06%  -42.59%
3 year               36.22%   -1.27%
5 year               11.49%   -8.46%
10 year             220.37%   71.81%

AVERAGE ANNUAL RETURNS
1 year                  -43.06%  -42.59%
3 year                   10.85%   -0.43%
5 year                    2.20%   -1.75%
10 year                  12.35%    5.56%

                 PERFORMANCE RESULTS

                 For fiscal year 2001, the Emerging Growth Equity Fund reflected a net return of -43.06%. (This Fund was the best performing fund of the RSI Retirement Trust for fiscal year 2000, at 62.23% and fiscal year 1999, at 47.47%.) For the twelve-months ended September 30, 2001, the Fund was within 47 basis points of the -42.59% return of the Russell 2000 Growth Index, a representative index that reflects the performance of small company growth securities. For the three-, five- and ten-year periods ended September 30, 2001, the Fund's annualized net returns of 10.85%, 2.20% and 12.35%, respectively, significantly outperformed the average annual returns of the Index of -0.43%, -1.75% and 5.56%, respectively, for these trailing periods. The Fund's risk profile (as measured by standard deviation) versus the market (the Russell 2000 Growth Index) is reflected in the chart on page 9).

                     For the twelve-month period ended September 30, 2001, the
                 Emerging Growth Equity Fund produced a return of -43.06%, compared to that of its Lipper peer group benchmark, the Lipper Small-Cap Growth Funds Average return of -38.23%. The three-year annualized return of 10.85% exceeded its Lipper benchmark, which returned 9.47% per year. For the five-year period, the annualized return of 2.20% trailed the Lipper Small-Cap Growth Funds Average, which returned 3.94% per annum. However, for the ten-years ended September 30th, the Fund's annualized return of 12.35% outperformed its Lipper benchmark return of 10.07% per annum. For this period, the Fund ranked in the top 24% (7th out of 30 funds) of the Lipper Small-Cap Growth Funds grouping. Past performance is not a guarantee of future results.

                 EMERGING GROWTH EQUITY FUNDS VS LIPPER SMALL-CAP GROWTH FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------

                                                                              Average Annualized
                                                                         ----------------------------
                                                           1 Year        3 Years   5 Years   10 Years
                                                           ------        -------   -------   --------
                        EMERGING GROWTH EQUITY
                        FUND(1)                                -43.06%   10.85%     2.20%     12.35%
                        Lipper Small-Cap Growth Funds
                        Avg.(2)                                -38.23     9.47      3.94      10.07

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that
                    measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

                 THE RSI RETIREMENT TRUST INTERNATIONAL EQUITY FUND

                 The International Equity Fund seeks capital appreciation by investing in common stocks in well-established companies that are headquartered in foreign countries, in order to take advantage of opportunities outside the U.S. capital markets. Holdings are concentrated in the larger markets abroad, and some investments are also made in emerging markets. The portfolio manager, Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), first identifies economic and business themes that it believes will provide a favorable framework for selecting stocks. BIAM then selects the companies with the most advantageous positions in the previously identified themes. That selection is based on the following criteria: companies whose current prices are undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and those of their competitors. Other criteria include: companies of substantial size and liquidity along with strong balance sheets, proven management and diversified earnings streams. (BIAM replaced Morgan Grenfell Investment Services Limited, effective March 1, 1999, and manages under a sub-advisory agreement with Retirement System Investors Inc.)

                 PORTFOLIO COMMENTARY

                 The portfolio, for fiscal year ended September 30, 2001, reflected a net return of -26.33% (gross return of -25.12%) and outperformed the MSCI EAFE Index, the Fund's benchmark, an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets, by 2.21% (-26.33% vs. -28.54%). GROWTH IN TELECOMMUNICATIONS was one of the larger themes in the portfolio and the largest detractor of performance for the year. For the past twelve-months ended September 30, the telecommunications sector continued to be out of favor and suffered the repercussions of cuts in capital expenditures for 3G licenses within individual countries in Europe. These licenses are necessary for implementation of the next generation of mobile telephony. Vodafone, the UK's largest cellular operator, has suffered from the negative sentiment that has dogged the sector. However, Vodafone remains one of BIAM's core holdings due to its large global footprint of subscribers, predicted strong EBITDA growth over the next few years and focused management. Marconi of the UK and Alcatel of France, two telecom equipment manufacturers, suffered from a downgrade in their earnings statements over the last number of quarters. Marconi shocked analysts with an unexpected downward earnings surprise in July that caused a significant drop in the share price. BIAM lost faith in management and sold out of the stock entirely. The telecom holdings in the portfolio have solid businesses, strong balance sheets and low debt and we expect these companies to ride out the negative sentiment over the long-term.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
INTERNATIONAL EQUITY FUND VS
MSCI EAFE

FOR 10-YEAR PERIOD ENDED 9/30/01
                                  INTERNATIONAL   MSCI
                                     EQUITY       EAFE
RETURN                                    4.52%   3.93%
RISK                                     14.84%  15.33%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE INTERNATIONAL EQUITY FUND AND THE EAFE FOR THE TEN-YEAR PERIOD ENDED 9/30/01. THE EAFE IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

                     The TECHNOLOGICAL INNOVATION theme was another large theme that suffered over the past year. This theme generally was weakened by the continued slump in the technology sector. Philips Electronics and Canon were the weakest stocks in the theme. While Philips is a well-diversified company that derives its earnings from lighting, consumer electronics and semi-conductors, over the last year it suffered from the downturn in the semi-conductor business. Another core holding in the portfolio, Canon, suffered over the last quarter of the fiscal year despite reporting good earnings. BIAM expects that Canon will improve over the long-term as the company continues to cut costs, increase its global market share (most recently from troubled U.S. quoted Xerox), and benefit from a weaker yen.

                     During the year, the portfolio was slightly hedged against the Japanese yen, adding value to the portfolio as the yen depreciated against the U.S. dollar.

                     It should be noted that the MSCI EAFE Index for fiscal year
                 2001, at -28.54%, modestly underperformed the -26.62% return of the broad U.S. equity market, the S&P 500 Index. (For fiscal year 2000, the MSCI EAFE Index significantly underperformed the S&P 500 Index, 3.20% vs. 13.29%.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
INTERNATIONAL EQUITY FUND VS MSCI EAFE

     INTERNATIONAL EQUITY  MSCI EAFE
91             $10,000.00  $10,000.00
92              $9,661.65   $9,288.52
93             $11,742.99  $11,736.57
94             $13,014.35  $12,887.55
95             $13,755.98  $13,637.44
96             $15,465.12  $14,814.10
97             $17,461.06  $16,618.26
98             $15,530.06  $15,229.89
99             $19,094.72  $19,942.12
00             $21,128.26  $20,579.85
01             $15,564.18  $14,706.07


GROWTH OF $10,000  INTERNATIONAL EQUITY  MSCI EAFE
1 year                           $7,367     $7,146
3 year                          $10,022     $9,656
5 year                          $10,064     $9,927
10 year                         $15,564    $14,706

CUMULATIVE RETURNS
1 year               26.33%   28.54%
3 year                0.22%    3.44%
5 year                0.64%    0.73%
10 year              55.64%   47.06%

AVERAGE ANNUAL RETURNS
1 year                   26.33%   28.54%
3 year                    0.07%    1.16%
5 year                    0.13%    0.15%
10 year                   4.52%    3.93%

                 PERFORMANCE RESULTS

                 For the twelve-months ended September 30, 2001, the International Equity Fund returned -26.33% and outperformed the MSCI EAFE Index, which returned -28.54% for the period. For the recent three-, five- and ten-year periods, the Fund reflected annualized returns of 0.07%, 0.13% and 4.52%, respectively, which compared favorably with the annualized market benchmark returns of -1.16%, -0.15% and 3.93%, respectively for these same periods. For the ten-year period, the Fund had a lower risk exposure as measured by standard deviation, than the MSCI EAFE Index (see chart on page 11).

                     The International Equity Fund's return of -26.33% for the
                 twelve-month period ended September 30, 2001 outperformed the -30.93% return of the Lipper International Funds Average, the Fund's performance benchmark. The Fund ranked in the top 25% (172 out of 713 funds) of the Lipper International Funds grouping for this period. For the trailing three-, five- and ten-year periods ended September 30,

                 2001, the Fund returned 0.07%, 0.13% and 4.52% per annum, respectively, versus an annualized return of -0.13%, 1.02% and 5.41%, respectively, for the Lipper benchmark. Past performance is not a guarantee of future results.

                 INTERNATIONAL EQUITY FUND VS LIPPER INTERNATIONAL FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------

                                                                               Average Annualized
                                                                       -----------------------------------
                                                         1 Year           3 Years       5 Years   10 Years
                                                         ------        --------------   -------   --------
                        INTERNATIONAL EQUITY
                        FUND(1)                              -26.33%            0.07%    0.13%     4.52%
                        Lipper International Funds
                        Avg.(2)                              -30.93            -0.13     1.02      5.41

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that
                    measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

                 FIXED-INCOME MARKET ENVIRONMENT

                 As fiscal year 2001 began during the fourth quarter of calendar year, the expectation was that the Federal Reserve would lower rates in 2001 and that is exactly what happened. A total of eight Fed Fund reductions were made between January 3, 2001 and September 30, 2001, resulting in a total decrease in the Fed Funds rate of 350 basis points (3.50%.) At the end of fiscal year 2001 (September 30), the Fed Funds rate stood at 3.00%. In addition, the Federal Reserve also reduced the Discount Rate an equal number of times for the same period bringing it to 2.50% at September month-end from 6.00% where it stood at the beginning of 2001. (Note: The Federal Open Market Committee
                 (FOMC) took no rate cutting action during the first quarter of fiscal year 2001(fourth quarter of calendar year 2000.) All the actions of the Fed were made in an attempt to stimulate growth in the U.S. economy, but the desired result remains outstanding and the economic recovery suffered a major setback following the September 11th terrorist attacks on America. At the start of business on September 17th, the Fed lowered rates by 50 basis points, and on October 2nd the FOMC held a regularly scheduled meeting and lowered the key rate by an additional 50 basis points. There is hope that this aggressive monetary easing will encourage consumer and business spending over the next few months. (The revised GDP seasonally adjusted annual rate for the second quarter 2001, reflected virtually no growth and the third quarter 2001 consensus forecast was for negative growth.)

                     Interest rates did contract during the fiscal year, and the yield curve adopted a more traditional positive slope. Bond traders had renewed faith that the Fed would successfully stimulate the economy. However, the expected recovery did not quickly materialize and bonds became an important safe haven from stock market volatility during the final days of fiscal year 2001. The Federal Reserve's actions particularly benefited the intermediate sector, which recorded sizable gains relative to their market duration. Long-term Treasuries soared as declining economic expectations caused rates to decline faster than at any time since the Russia/Long-Term Capital Management crisis in 1998. 30-year Treasuries backed up a little in September as bond traders began to discuss the ramifications of easy monetary policy and expansionary fiscal policy. For the third quarter 2001, 30-year bonds trailed gains on the 5-year Note by the narrowest of margins.

                     The net effect of all the Fed cuts was to substantially
                 lower short- to intermediate interest rates (3-month Treasuries to the 5-year Treasury Note) over the twelve-months ended September 30th. The 3-month Treasury Bill ended the quarter at 2.38%, down 382 basis points from a year before; the 2-year Treasury dropped 311 basis points to 2.86% at September 30, 2001 from 5.97% one year earlier; and the 5-year Treasury Note declined to 3.81% from 5.83% on September 30, 2000. At the longer end of the yield curve, the benchmark 10-year Treasury yield started the year at 5.79%, dropping to 4.91% at March 31, 2001, spiking up to 5.41% at June 30th and then dropping 82 basis points during the last quarter to 4.59%.

                     Fixed-income investors were rewarded in 2001 and
                 fixed-income total return (interest plus price changes), as measured by the Lehman Brothers Aggregate Bond Index, was 12.95%. For the short- to intermediate-term securities (represented by the Lehman Brothers Government-Intermediate Bond Index), the results were equally as strong at 12.87%. Cash equivalent-type investments (90-Day Treasury Bills) returned 4.41% for the year, with the quarterly returns dropping as interest rates contracted throughout fiscal year 2001.

                 RSI RETIREMENT TRUST ACTIVELY MANAGED BOND FUND

                 The Actively Managed Bond Fund invests in high-quality, fixed-income securities (bonds and other debt securities) with maturities of up to 30 years. Retirement System Investors Inc. has managed the Fund exclusively since August 2, 1993. Its performance index is the Lehman Brothers Aggregate Bond Index.

                 PORTFOLIO COMMENTARY

                 Overall, fiscal year 2001 was a very noteworthy year for the Actively Managed Bond Fund. The Fund achieved outstanding returns with its emphasis on quality of holdings and a duration longer than its benchmark. At the beginning of the fiscal year, the main concerns of the Fed were high oil prices and a tight labor market. As the fiscal year progressed, the economic news presented a less-than-healthy economy, causing the Fed to act aggressively. Gradually, the yield curve took on a more traditional positive slope. By the end of the fiscal year, these concerns were replaced by continued economic weakness and terrorist-induced volatility. The Treasury curve steepened significantly in the two- to-ten-year segment of the curve by almost 190 basis points. Continued weakness in the economy has overridden any concerns about inflation in the near-term. From January 3, 2001 through September 30, 2001, the Fed lowered the key rate eight times by a total of 350 basis points (3.50%). The attack on America only magnified the weakness in the economy and generated a flight-to-quality, further supporting bonds.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
ACTIVELY MANAGED BOND FUND VS
LEHMAN BROTHERS AGGREGATE BOND INDEX
For 10-Year Period Ended 9/30/01

        ACTIVELY MANAGED  LEHMAN BROS.
RETURN             7.67%         7.76%
RISK               5.02%         4.29%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE ACTIVELY MANAGED BOND FUND AND THE LEHMAN BROS. AGGREGATE BOND INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/01. LEHMAN BROS. IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

                     As the last few years have seen a significant reduction in
                 Treasury debt issuance, mortgages have become one of the largest sectors of the investment grade U.S. bond market. Investments in high quality CMOs, investment grade corporates and callable Agencies provided the Actively Managed Bond Fund with considerably more yield without a significant increase in risk exposure. The duration of the Fund was 6.6 years at the start of fiscal year 2001 and dropped to 6.1 years by the end of the fiscal year. The average maturity also fell for the same period from 9.6 years to 8.5 years. The Lehman Brothers Aggregate Bond Index reduced its duration from 4.8 years to 4.5 years in fiscal year 2001 and it also dropped its average maturity from 8.7 years to 8.0 years.

                     The Fund emphasizes its high quality of holdings, with
                 10.2% in U.S. Treasury securities; 7.7% in Federal Agency holdings; 3.5% in mortgage pass-thrus; 67.7% in CMOs; 8.3% in corporate issues and 2.6% in cash. (The quality of holdings is restricted to "A" or better at the time of purchase and at least 65% of holdings must be in U.S. Government or Agency issues.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ACTIVELY MANAGED BOND FUND VS LEHMAN BROTHERS
AGGREGATE BOND INDEX

     ACTIVELY MANAGED  LEHMAN BROS. INDEX
91         $10,000.00          $10,000.00
92         $11,301.75          $11,255.75
93         $12,617.30          $12,379.76
94         $11,987.12          $11,980.39
95         $13,606.26          $13,662.60
96         $14,162.83          $14,332.69
97         $15,588.78          $15,722.50
98         $17,355.11          $17,531.65
99         $17,115.91          $17,463.75
00         $18,081.88          $18,684.44
01         $20,943.17          $21,104.97


GROWTH OF $10,000  ACTIVELY MANAGED BOND FUND  LB AGG. BOND INDEX
1 year                                $11,582             $11,295
3 year                                $12,067             $12,038
5 year                                $14,787             $14,725
10 year                               $20,943             $21,105

CUMULATIVE RETURNS
1 year               15.82%   12.95%
3 year               20.67%   20.38%
5 year               47.87%   47.25%
10 year             109.43%  111.05%

AVERAGE ANNUAL RETURNS
1 year                  15.82%  12.95%
3 year                   6.46%   6.38%
5 year                   8.14%   8.05%
10 year                  7.67%   7.76%

                 PERFORMANCE RESULTS

                 The Actively Managed Bond Fund posted a net return of 15.82% (gross return of 16.79%) for the twelve-month period ended September 30, 2001 and led the Lehman Brothers Aggregate Bond Index, a representative market index, which returned 12.95%. For the recent three- and five-year periods, the Fund's annualized net returns were 6.46% and 8.14% compared to the market index returns of 6.38% and 8.05% per annum. Over the longer term, ten-years ended September 30, 2001, the Fund had a net return of 7.67% per year compared to the 7.76% annualized return of the Lehman Brothers Aggregate Bond Index. During this ten-year period, the Fund's risk profile, as measured by standard deviation, exceeded that of the Lehman Brothers Aggregate Bond Index (see chart on page 14).

                     The Actively Managed Bond Fund (the best performing Trust
                 investment fund for fiscal year 2001) produced a return of 15.82%, compared to the 11.98% return of its Lipper benchmark, the U.S. Government Bond Funds Average. For the twelve-months ended September 30, 2001, the Fund ranked in the top 3% of its Lipper benchmark grouping (4 out of 156 funds). Over the longer term (three-, five- and ten-years ended September 30, 2001), the Fund showed solid results compared to its Lipper benchmark with annualized returns of 6.46%, 8.14% and 7.67%, respectively. For the three periods, the Lipper benchmark reflected returns of 5.02%, 7.13% and 6.91% per annum. For each of these periods, the Fund was a strong first quartile performer within its peer group (the Lipper U.S. Government Bond Funds), ranking in the top 4% for the three years (5 out of 141 funds); the top 8% for five years (9 out of 119 funds) and the top 15% for the ten-year period (7 out of 47 funds). Past performance is not a guarantee of future results.

                 ACTIVELY MANAGED BOND FUND VS LIPPER U.S. GOVERNMENT BOND FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------

                                                                                Average Annualized
                                                                           ----------------------------
                                                                  1 Year   3 Years   5 Years   10 Years
                                                                  ------   -------   -------   --------
                        ACTIVELY MANAGED BOND FUND(1)             15.82%    6.46%     8.14%     7.67%
                        Lipper U.S. Government Bond Funds
                        Avg.(2)                                   11.98     5.02      7.13      6.91

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that
                    measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

                 RSI RETIREMENT TRUST INTERMEDIATE-TERM BOND FUND

                 The Intermediate-Term Bond Fund invests in high-quality, fixed-income securities that mature within ten years or have expected average lives of ten years or less. It is managed by Retirement System Investors Inc. Its performance index is the Lehman Brothers Government-Intermediate Bond Index.

                 PORTFOLIO COMMENTARY

                 The five-year Treasury Note began fiscal year 2001 at 5.83%. By the end of the fiscal year, it had fallen by 202 basis points to 3.81%. The intermediate portion of the yield curve saw renewed life and interest in the second half of fiscal year 2001. The steepening yield curve underlined the attractiveness of five-year Notes over two-year notes. The aggressive monetary policy of the Fed, the dwindling budget surplus and the volatility in the market, exacerbated by the events of September 11, 2001, all contributed to the outperformance of the U.S. Treasury market.

                     As interest rates fell throughout most of the year, so did mortgage rates. As a direct result, refinancing surged, prepayment speeds of mortgage securities increased and cash was returned to the fixed-income investor. Similarly, high coupon callable Agencies were called for redemption throughout the year. Together, these lower interest rate environments reduced the average maturity and duration of fixed-income portfolios, including the Intermediate-Term Bond Fund. The Fund began fiscal year 2001 with an average maturity and duration of 4.3 years and 3.2 years; respectively, and ended the fiscal year with an average maturity of 3.3 years and

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
INTERMEDIATE-TERM BOND FUND VS
LEHMAN BROTHERS GOVERNMENT-
INTERMEDIATE BOND INDEX
For 10-Year Period Ended 9/30/01

        INTERMEDIATE-TERM  LEHMAN BROS.
RETURN              6.42%         7.16%
RISK                3.41%         3.66%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE INTERMEDIATE-TERM BOND FUND AND THE LEHMAN BROS. GOVERNMENT- INTERMEDIATE BOND INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/01. LEHMAN BROS. IS A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

                 a duration of 2.3 years. Meanwhile, the average maturity and duration of the Lehman Brothers Government-Intermediate Index were 4.1 years and 3.3 years, respectively, for the period ending September 30, 2001.

                     Unlike the Actively Managed Bond Fund, the
                 Intermediate-Term Bond Fund is limited to investments with stated final maturities or average lives of ten years or less. The Intermediate-Term Bond Fund maintains its emphasis on high quality, fixed-income investments. The quality of holdings is restricted to single-A or better at the time of purchase, and the Fund must hold at least 65% in U.S. Government or agency issues. The composition of the Fund at September 30, 2001 was 4.6% in U.S. Treasury securities, 18.0% in Federal Agencies, 10.0% in mortgage pass thru securities, 51.9% in agency and AAA-rated CMOs, 4.4% in high quality corporate issues and 11.1% in cash.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
INTERMEDIATE-TERM BOND FUND VS LEHMAN
BROTHERS GOVERNMENT-INTERMEDIATE BOND INDEX

     INTERMEDIATE-TERM BOND  LEHMAN BROTHERS INDEX
91               $10,000.00             $10,000.00
92               $11,141.81             $11,246.45
93               $11,947.51             $12,105.43
94               $11,694.29             $11,923.78
95               $12,891.34             $13,188.11
96               $13,489.87             $13,861.67
97               $14,526.02             $14,948.11
98               $15,700.07             $16,533.79
99               $15,902.65             $16,663.93
00               $16,818.87             $17,697.97
01               $18,637.54             $19,976.46


GROWTH OF $10,000  INTERMEDIATE-TERM BOND FUND  LB GOV'T-INTER. BOND INDEX
1 year                                 $11,081                     $11,287
3 year                                 $11,871                     $12,082
5 year                                 $13,816                     $14,411
10 year                                $18,638                     $19,976

CUMULATIVE RETURNS
1 year              10.81%  12.87%
3 year              18.71%  20.82%
5 year              38.16%  44.11%
10 year             86.38%  99.76%

AVERAGE ANNUAL RETURNS
1 year                  10.81%  12.87%
3 year                   5.88%   6.51%
5 year                   6.68%   7.58%
10 year                  6.42%   7.16%

                 PERFORMANCE RESULTS

                 The Intermediate-Term Bond Fund posted a net return of 10.81% (gross return of 12.19%) for the twelve-month period ended September 30, 2001 versus a 12.87% return for the Lehman Brothers Government-Intermediate Bond Index, a representative market index. For the three- and five-years ended
                 September 30, 2001, the Fund reflected annualized net returns of 5.88% and 6.68%, compared to 6.51% and 7.58% per annum for the market index. For the ten-year period ended September 30, 2001, the Intermediate-Term Bond Fund achieved an annualized net return of 6.42%, while the market index returned 7.16% per year. Both the Fund and Lehman Brothers Government Intermediate Bond Index had similar risk profiles, as measured by standard deviation, during this period (see chart on page 16).

                     For the twelve-month period ended September 30, 2001, the
                 Fund had a return of 10.81%, which was in line with the 10.92% return of the Lipper Short-Intermediate (one- to five-years maturity) U.S. Government Funds Average, the Fund's performance benchmark. For the three-, five-, and ten-year periods, the Fund experienced annualized returns of 5.88%, 6.68% and 6.42%, respectively, outperforming the Lipper benchmark for all three periods by 29, 24, and 3 basis points, per year, respectively. Past performance is not a guarantee of future results.

                 INTERMEDIATE-TERM BOND FUND VS LIPPER SHORT-INTERMEDIATE U.S. GOV'T.
                 FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------

                                                                                 Average Annualized
                                                                            ----------------------------
                                                                   1 Year   3 Years   5 Years   10 Years
                                                                   ------   -------   -------   --------
                        INTERMEDIATE-TERM BOND FUND(1)             10.81%    5.88%     6.68%     6.42%
                        Lipper Short-Intermediate (1 to 5 years
                        maturity) U.S. Gov't. Funds Avg.(2)        10.92     5.59      6.44      6.39

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that
                    measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

                 RSI RETIREMENT TRUST SHORT-TERM INVESTMENT FUND

                 The Short-Term Investment Fund, managed by Retirement System Investors Inc., invests in high-quality, cash equivalent-type securities maturing in one year or less, and U.S. Government instruments with maturities of up to two years. The portfolio's maximum average maturity is one year.

                 MARKET ENVIRONMENT AND PORTFOLIO COMMENTARY

                 At the beginning of fiscal year 2001, short-term interest rates--the benchmark three-month Treasury Bill--were at an unbelievable 6.20% and the yield curve was clearly inverted. The benchmark two-year notes, the note most sensitive to interest rate movements stood at 5.97%. By the end of calendar year 2000, the market had already priced in a near-term Fed easing. On January 3, 2001, the FOMC announced what would be the first of three 50 basis point intermeeting rate cuts in 2001. By the end of fiscal year 2001, the Fed had reduced the Fed Funds rate by 350 basis points to 3.00%. Similarly, the 3-month Treasury fell 382 basis points from 6.20% on September 30, 2000 to 2.38% one year later. The FOMC had begun fiscal year 2001 with inflation concern and discussions surrounding a tight labor market and a somewhat slower pace of growth in the economy. Twelve months later, the economy is on the brink of a recession, the country is in mourning and investors are looking to the safe haven of Treasuries.

                     During the fiscal year, the Short-Term Investment Fund had begun with an average maturity of 273 days. It peaked at 355 days in April and ended September 2001 at 164 days. In the first quarter, the alarm sounded for lower rates in the beginning of 2001. Accordingly, investments in callable Agencies in the two-year maturity range provided the Fund with the optimum return. However, the extremely aggressive actions taken by the Fed throughout the year set the stage for those

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
MEASURING RISK AND RETURN
SHORT-TERM INVESTMENT FUND VS
SALOMON BROS. 6-MONTH U.S. TREASURY BILLS
For 10-Year Period Ended 9/30/01

        SHORT-TERM INVESTMENT  SALOMON BROS. T-BILLS
RETURN                  4.42%                  4.96%
RISK                    0.60%                  0.45%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE SHORT-TERM INVESTMENT FUND AND THE SALOMON BROS. 6-MONTH U.S. TREASURY BILLS FOR THE TEN-YEAR PERIOD ENDED 9/30/01. T-BILLS ARE A REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.4 ) FOR A DEFINITION OF STANDARD DEVIATION.

                 securities to be called for redemption roughly six months after issuance. The 2-year Treasury Note peaked at 6.01% in October 2000 and has fallen steadfastly since then to end the fiscal year at 2.86%.

                     Investment changes during the fiscal year included an
                 increase in purchases of short-term investments to avoid extending average maturity in a falling interest rate environment. It has been advantageous for the Fund to invest in cash equivalent type investments at a higher rate since overnight rates have been more appealing to date. Increasingly lower short-term rates throughout the year have prompted the Fund to adopt a "wait and see" pattern until higher rates provide a better opportunity in the three-month to two-year portion of the curve.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
SHORT-TERM INVESTMENT FUND
VS SALOMON BROS. 6-MONTH
U.S. TREASURY BILLS

                 SALOMON BROS.
     SHORT-TERM     T-BILLS
91   $10,000.00     $10,000.00
92   $10,375.00     $10,450.96
93   $10,613.10     $10,795.63
94   $10,928.57     $11,207.37
95   $11,494.05     $11,868.50
96   $12,049.44     $12,516.31
97   $12,638.70     $13,193.89
98   $13,281.65     $13,903.07
99   $13,859.11     $14,566.68
00   $14,621.12     $15,403.46
01   $15,406.69     $16,225.30


GROWTH OF $10,000  SHORT-TERM INVESTMENT  SALOMON BROS. T-BILLS
1 year                           $10,537                $10,534
3 year                           $11,600                $11,670
5 year                           $12,786                $12,963
10 year                          $15,407                $16,225

CUMULATIVE RETURNS
1 year               5.37%   5.34%
3 year              16.00%  16.70%
5 year              27.86%  29.63%
10 year             54.07%  62.25%

AVERAGE ANNUAL RETURNS
1 year                  5.37%  5.34%
3 year                  5.07%  5.28%
5 year                  5.04%  5.33%
10 year                 4.42%  4.96%

                 PERFORMANCE RESULTS

                 For the twelve-month period ended September 30, 2001, the Short-Term Investment Fund returned 5.37% versus 4.50% for the Lipper Money Market Funds Average, an unmanaged index of money funds that reflects performance after fees and expenses are taken out. Salomon Brothers 6-Month U.S. Treasury Bills (an unmanaged index, which provides a representative proxy for the short-term fixed-income securities market), returned 5.34% for this period. For the recent three-year period, the Fund's annualized return of 5.07% compared favorably with its Lipper benchmark return, but trailed the Salomon Brothers 6-Month U.S. Treasury Bills, which returned 5.28% per annum over the three-years ended September 30, 2001.

                     For the five-year period ended September 30, 2001 the Fund returned 5.04% annually, compared to the 4.89% annualized return of its Lipper benchmark, and the 5.33% return per year for the Salomon Brothers index. The Fund's 4.42% annualized return for the ten-year period ended September 30, 2001, trailed the 4.48% per year return of the Lipper benchmark and the 4.96% annualized return of the Salomon Brothers 6-Month U.S. Treasury Bills for the same period. Both the Fund and the Salomon Brothers 6-Month Treasury Bills had extremely low risk profiles, as measured by standard deviation, during this period (see chart on page 18). Past performance is not a guarantee of future results.

                 SHORT-TERM INVESTMENT FUND VS LIPPER MONEY MARKET FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------

                                                                        Average Annualized
                                                                   ----------------------------
                                                          1 Year   3 Years   5 Years   10 Years
                                                          ------   -------   -------   --------
                        SHORT-TERM INVESTMENT FUND(1)     5.37%     5.07%     5.04%     4.42%
                        Lipper Money Market Funds
                        Avg.(2)                           4.50      4.80      4.89      4.48

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that
                    measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
        ------------------------------------------------------------------------

                                                   COMBINED FINANCIAL STATEMENTS
RSI RETIREMENT TRUST
Combined Statement of Assets and Liabilities                  September 30, 2001
----------------------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
   $481,330,603)--Note 2(A)                                   $ 534,248,448
   Collateral received for securities on
   loan--Note 4                                                  32,353,685
   Receivable for investments sold                                  913,217
   Receivable for units sold                                      1,501,664
   Dividends and interest receivable                              1,773,259
   Unrealized appreciation on forward currency
   contracts--Note 6                                                  5,054
   Other assets                                                     153,538
                                                              -------------
                                                                570,948,865
 LIABILITIES:
   Payable upon return of securities on
   loan--Note 4                                 $ 32,353,685
   Payable for investments purchased               3,747,752
   Payable for units redeemed                         34,333
   Payable for investment managers                   247,210
   Unrealized depreciation on forward currency
   contracts--Note 6                                   2,919
   Accrued expenses and other payables               508,895     36,894,794
                                                ------------  -------------
 NET ASSETS--Note 5                                           $ 534,054,071
                                                              =============

                 Combined Statement of Operations  Year Ended September 30, 2001
                 ---------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
   Dividends (net of foreign withholding tax
   of $139,494)                                 $  4,430,343
   Interest                                       17,095,431
   Securities lending                                117,674
                                                ------------
        Total Income                                          $  21,643,448
   Expenses:
     Investment managers' fees--Note 3(A)          3,398,084
     Shareholder servicing fees and
     expenses--Note 3(B)                           2,803,360
     Custodian fees and expenses                     175,473
     Legal and auditing fees                         162,745
     Consultant fees                                 101,850
     Trustees' fees and expenses--Note 3(C)          266,321
     Printing and Postage                            110,192
     Insurance                                        68,377
     Other                                           234,868
                                                ------------
        Total Expenses                             7,321,270
        Less fees paid indirectly--Note 4            (33,376)
        Less expense reimbursement--Note 3(A)       (135,360)
                                                ------------
        Net Expenses                                              7,152,534
                                                              -------------
 INVESTMENT INCOME--NET                                          14,490,914
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN
   CURRENCIES--Note 4:
   Net realized gain (loss) on:
     Investments                                  (7,196,549)
     Foreign currency transactions                   126,760
                                                ------------
                                                  (7,069,789)
                                                ------------
   Unrealized (depreciation) on:
     Investments                                (115,589,351)
     Foreign currency translations of other
     assets and liabilities                           (1,965)
                                                ------------
                                                (115,591,316)
                                                ------------
 NET REALIZED AND UNREALIZED (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES                          (122,661,105)
                                                              -------------
 NET (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 $(108,170,191)
                                                              =============

                   See Notes to Financial Statements

                 Combined Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2001      9/30/2000
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $  14,490,914  $  16,584,932
   Net realized gain (loss)                        (7,069,789)    76,395,855
   Net unrealized appreciation (depreciation)    (115,591,316)     8,831,107
                                                -------------  -------------
   Net increase (decrease) in net assets
   resulting from operations                     (108,170,191)   101,811,894
                                                -------------  -------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            123,054,979    206,857,722
   Value of units redeemed                       (150,566,312)  (297,632,173)
                                                -------------  -------------
   Net (decrease) in net assets resulting from
   capital transactions                           (27,511,333)   (90,774,451)
                                                -------------  -------------
   Net increase (decrease)                       (135,681,524)    11,037,443
   NET ASSETS at beginning of year                669,735,595    658,698,152
                                                -------------  -------------
   NET ASSETS at end of year                    $ 534,054,071  $ 669,735,595
                                                =============  =============

                   See Notes to Financial Statements

                                        FINANCIAL STATEMENTS OF INVESTMENT FUNDS
             CORE EQUITY FUND
                 Statement of Investments
                 September 30, 2001
                 ---------------------------------------------------------------

  SHARES                                          VALUE
  ------                                          -----
COMMON STOCKS          91.6%
             BEVERAGES & TOBACCO         0.6%
    23,000   Anheuser-Busch Cos., Inc.         $    963,240
                                               ------------
             BROADCASTING & PUBLISHING   0.1%
     3,000   AOL Time Warner, Inc.*                  99,300
                                               ------------
             BUILDING PRODUCTS           0.2%
    91,500   Armstrong Holdings, Inc.
               (a)                                  249,795
                                               ------------
             COMPUTER SOFTWARE &
               PERIPHERALS               1.1%
    33,000   BMC Software, Inc.*                    419,100
     3,600   Check Point Software
               Technologies Ltd.*                    79,272
    41,875   Computer Associates
               International, Inc.                1,077,862
     8,969   McDATA Corp.* (a)                       75,250
     1,000   VERITAS Software Corp.*                 18,430
                                               ------------
                                                  1,669,914
                                               ------------
             COMPUTER SYSTEMS            6.3%
   243,700   EMC Corp.*                           2,863,475
    73,000   International Business
               Machines Corp.                     6,737,900
     7,300   Sun Microsystems, Inc.*                 60,298
                                               ------------
                                                  9,661,673
                                               ------------
             CONSUMER GOODS & SERVICES   0.1%
     3,000   Kimberly-Clark Corp.                   186,000
                                               ------------
             DIVERSIFIED                 7.4%
   139,589   Honeywell International,
               Inc. (a)                           3,685,150
   140,300   Tyco International Ltd.              6,383,650
    25,000   United Technologies Corp.            1,162,500
                                               ------------
                                                 11,231,300
                                               ------------
             DRUG, HEALTH CARE &
               PHARMACEUTICALS          16.4%
     2,000   Amgen, Inc.*                           117,540
     3,500   Elan Corp. Plc--Sponsored
               ADR* (a)                             169,575
   187,800   Johnson & Johnson (a)               10,404,120
    88,571   Merck & Co., Inc.                    5,898,828
   212,400   Pfizer, Inc.                         8,517,240
                                               ------------
                                                 25,107,303
                                               ------------
             ELECTRONICS & ELECTRICAL    8.2%
     6,500   Cypress Semiconductor
               Corp.*                                96,590

  SHARES                                          VALUE
  ------                                          -----
   125,800   Emerson Electric & Co.            $  5,920,148
       300   Integrated Device
               Technology, Inc.*                      6,015
   262,600   Intel Corp.                          5,364,918
     6,515   Maxim Integrated
               Products, Inc.* (a)                  227,048
    36,750   Texas Instruments, Inc.                918,015
                                               ------------
                                                 12,532,734
                                               ------------
             ENERGY                     14.0%
    89,458   BP Plc--Sponsored ADR                4,398,650
    97,000   Exxon Mobil Corp.                    3,821,800
   114,081   Royal Dutch Petroleum Co.            5,732,570
   113,800   Texaco, Inc.                         7,397,000
                                               ------------
                                                 21,350,020
                                               ------------
             FINANCIAL SERVICES         18.0%
   115,726   American International
               Group, Inc.                        9,026,628
    45,683   Bank of America Corp.                2,667,887
   180,377   Citigroup, Inc.                      7,305,268
    62,210   Fannie Mae                           4,980,533
   104,064   J.P. Morgan Chase & Co.              3,553,786
                                               ------------
                                                 27,534,101
                                               ------------
             FOOD PRODUCTS & SERVICES    2.8%
    14,000   PepsiCo, Inc.                          679,000
    91,100   Safeway, Inc.*                       3,618,492
                                               ------------
                                                  4,297,492
                                               ------------
             MACHINERY & ENGINEERING     2.0%
    89,926   Ingersoll-Rand Co. (a)               3,039,499
                                               ------------
             METALS & MINING             0.2%
    11,224   Alcoa, Inc.                            348,056
                                               ------------
             NETWORKING &
               TELECOMMUNICATIONS
               EQUIPMENT                 3.1%
   219,600   Cisco Systems, Inc.*                 2,672,532
    46,500   Corning, Inc. (a)                      410,130
    41,150   Motorola, Inc. (a)                     641,940
    89,750   Nortel Networks Corp. (a)              503,497
    10,600   QUALCOMM, Inc.*                        503,818
                                               ------------
                                                  4,731,918
                                               ------------

See Notes to Financial Statements      23

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

  SHARES                                          VALUE
  ------                                          -----
             OIL & GAS EXPLORATION,
               PRODUCTION & SERVICES     3.6%
    43,000   Apache Corp. (a)                  $  1,849,000
    82,905   Halliburton Co.                      1,869,508
    39,000   Schlumberger Ltd.                    1,782,300
                                               ------------
                                                  5,500,808
                                               ------------
             PRINTING & PUBLISHING       0.3%
     6,800   McGraw-Hill Cos., Inc.                 395,760
                                               ------------
             RETAIL                      0.3%
     1,000   Costco Wholesale Corp.*                 35,570
     4,500   CVS Corp.                              149,400
    10,400   Tiffany & Co.                          225,160
       500   Wal-Mart Stores, Inc.                   24,750
                                               ------------
                                                    434,880
                                               ------------
             TELECOMMUNICATIONS          3.7%
   155,364   Lucent Technologies, Inc.              890,236
    47,000   SBC Communications, Inc.             2,214,640
    43,000   Verizon Communications,
               Inc.                               2,326,730
     3,000   Vodafone Group
               Plc--Sponsored ADR                    65,880
    12,000   WorldCom, Inc.--WorldCom
               Group* (a)                           180,240
                                               ------------
                                                  5,677,726
                                               ------------
             TRANSPORTATION & SHIPPING   0.8%
    31,000   FedEx Corp.*                         1,139,250
       500   United Parcel Service,
               Inc.                                  25,990
                                               ------------
                                                  1,165,240
                                               ------------
             UTILITIES                   2.4%
    87,500   El Paso Corp.                        3,635,625
     1,000   The Williams Cos., Inc.                 27,300
                                               ------------
                                                  3,662,925
                                               ------------
Total Common Stocks (Cost $84,721,022)         $139,839,684
                                               ------------

PRINCIPAL
AMOUNT                                             VALUE
------                                             -----
SHORT-TERM INVESTMENT--
              REPURCHASE AGREEMENT        8.6%
$13,123,427   Bear Stearns & Co., Inc.,
                3.20%, Dated 9/28/01,
                Due 10/1/01, Repurchase
                price $13,126,927,
                Collateralized by
                various U.S. Government
                securities                      $ 13,123,427
                                                ------------
Total Short-Term Investment--Repurchase
 Agreement (Cost $13,123,427)                   $ 13,123,427
                                                ------------
Total Investments (Cost $97,844,449)     100.2% $152,963,111
Liabilities in excess of other assets    (0.2)%     (278,845)
                                         ----   ------------
Net Assets                               100.0% $152,684,266
                                         ====   ============

* Denotes non-income producing security.
(a) All or part of this security has been loaned as of September 30, 2001.

See Notes to Financial Statements      24

                 Statement of Assets and Liabilities          September 30, 2001
                 ---------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
   $97,844,449)--Note 2(A)                                     $ 152,963,111
   Collateral received for securities on
   loan--Note 4                                                    4,268,969
   Receivable for units sold                                         676,585
   Dividends and interest receivable                                  91,234
   Other assets                                                       29,472
                                                               -------------
                                                                 158,029,371
 LIABILITIES:
   Payable upon return of securities on
   loan--Note 4                                 $   4,268,969
   Payable for investments purchased                  908,454
   Payable for units redeemed                           5,649
   Payable to investment manager                       68,392
   Accrued expenses                                    93,641      5,345,105
                                                -------------  -------------
 NET ASSETS at value, applicable to 1,903,866
   outstanding units
   of beneficial interest--Note 5                              $ 152,684,266
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($152,684,266 divided by 1,903,866 units)                   $       80.20
                                                               =============

                 Statement of Operations           Year Ended September 30, 2001
                 ---------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
     Dividends (net of foreign withholding tax
     of $23,799)                                $   1,947,218
     Interest                                         881,398
     Securities lending                                12,524
                                                -------------
        Total Income                                           $   2,841,140
   Expenses:
     Investment manager's fees--Note 3(A)             934,469
     Shareholder servicing fees and
     expenses--Note 3(B)                              680,934
     Custodian fees and expenses                       37,404
     Legal and Auditing fees                           23,923
     Consultant fees                                   14,550
     Trustees' fees and expenses--Note 3(C)            33,422
     Printing and Postage                              15,734
     Insurance                                         19,123
     Other                                             27,487
                                                -------------
        Total Expenses                                             1,787,046
                                                               -------------
 INVESTMENT INCOME--NET                                            1,054,094
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS--Note 4:
   Net realized gain on investments:                6,119,783
   Unrealized (depreciation) on investments:      (73,694,238)
                                                -------------
 NET REALIZED AND UNREALIZED (LOSS)                              (67,574,455)
                                                               -------------
 NET (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $ (66,520,361)
                                                               =============

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2001      9/30/2000
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $  1,054,094   $    549,937
   Net realized gain                               6,119,783     14,832,153
   Net unrealized appreciation (depreciation)    (73,694,238)     3,863,210
                                                ------------   ------------
   Net increase (decrease) in net assets
   resulting from operations                     (66,520,361)    19,245,300
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            42,935,347     52,313,461
   Value of units redeemed                       (24,421,808)   (45,240,744)
                                                ------------   ------------
   Net increase in net assets resulting from
   capital transactions                           18,513,539      7,072,717
                                                ------------   ------------
   Net increase (decrease)                       (48,006,822)    26,318,017
 NET ASSETS at beginning of year                 200,691,088    174,373,071
                                                ------------   ------------
 NET ASSETS at end of year                      $152,684,266   $200,691,088
                                                ============   ============

                   See Notes to Financial Statements

VALUE EQUITY FUND
Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

   SHARES                                         VALUE
   ------                                         -----
 COMMON & PREFERRED STOCKS      98.1%
             AEROSPACE & DEFENSE         5.9%
     37,000  General Dynamics Corp.            $ 3,267,840
     11,300  Northrop Grumman Corp.
               (a)                               1,141,300
                                               -----------
                                                 4,409,140
                                               -----------
             AUTO PARTS & SUPPLIES       0.2%
      6,000  Lear Corp.* (a)                       162,120
                                               -----------
             AUTOMOTIVE                  1.1%
     47,900  Ford Motor Co.                        831,065
                                               -----------
             BEVERAGES & TOBACCO         3.6%
     56,000  Philip Morris Cos., Inc.            2,704,240
                                               -----------
             CHEMICALS                   0.7%
     12,300  Praxair, Inc.                         516,600
                                               -----------
             COMPUTER SERVICES           1.7%
     22,500  Electronic Data Systems
               Corp.                             1,295,550
                                               -----------
             COMPUTER SOFTWARE &
               PERIPHERALS               0.4%
     15,000  Check Point Software
               Technologies Ltd.*                  330,300
                                               -----------
             COMPUTER SYSTEMS            1.4%
     11,000  International Business
               Machines Corp.                    1,015,300
                                               -----------
             CONSUMER GOODS & SERVICES   4.6%
     20,000  Clorox Co.                            740,000
     28,500  Kimberly Clark Corp.                1,767,000
     12,500  Procter & Gamble Co. (a)              909,875
                                               -----------
                                                 3,416,875
                                               -----------
             DIVERSIFIED                 6.8%
     34,500  Cendant Corp.* (a)                    441,600
     36,461  Honeywell International,
               Inc.                                962,570
     48,700  Tyco International Ltd.             2,215,850
     31,000  United Technologies Corp.           1,441,500
                                               -----------
                                                 5,061,520
                                               -----------
             DRUG, HEALTH CARE &
               PHARMACEUTICALS           6.1%
     29,000  Bristol Myers Squibb Co.            1,611,240
     15,800  Elan Corp. Plc--Sponsored
               ADR* (a)                            765,510
     20,200  Johnson & Johnson (a)               1,119,080
     16,000  Merck & Co., Inc.                   1,065,600
                                               -----------
                                                 4,561,430
                                               -----------
   SHARES                                         VALUE
   ------                                         -----
             ELECTRONICS & ELECTRICAL    2.2%
     29,400  Emerson Electric & Co.            $ 1,383,564
     13,300  Integrated Device
               Technology, Inc.*                   266,665
                                               -----------
                                                 1,650,229
                                               -----------
             ENERGY                      5.7%
     10,502  BP Plc--Sponsored ADR                 516,383
     55,528  Exxon Mobil Corp.                   2,187,804
     10,000  Royal Dutch Petroleum Co.             502,500
     16,100  Texaco, Inc.                        1,046,500
                                               -----------
                                                 4,253,187
                                               -----------
             FINANCIAL SERVICES         22.5%
     45,000  American Express Co.                1,307,700
     18,180  American International
               Group, Inc.                       1,418,040
     13,500  Bank of America Corp.                 788,400
     23,000  Bank of New York Co.,
               Inc.                                805,000
     43,000  Bank One Corp.                      1,353,210
     55,556  Citigroup, Inc.                     2,250,018
     39,000  FleetBoston Financial
               Corp.                             1,433,250
     22,000  Hartford Financial
               Services Group, Inc.              1,292,280
     68,500  J.P. Morgan Chase & Co.             2,339,275
     39,900  Morgan Stanley Dean
               Witter & Co.                      1,849,365
     22,000  SouthTrust Corp.                      560,560
     29,000  Wells Fargo & Co. (a)               1,289,050
                                               -----------
                                                16,686,148
                                               -----------
             FOOD PRODUCTS & SERVICES    1.3%
     24,000  Safeway, Inc.*                        953,280
                                               -----------
             MACHINERY & ENGINEERING     0.4%
      7,935  Ingersoll-Rand Co. (a)                268,203
                                               -----------
             METALS & MINING             2.7%
     64,976  Alcoa, Inc.                         2,014,906
                                               -----------
             OIL & GAS EXPLORATION,
               PRODUCTION & SERVICES     4.4%
     34,000  Apache Corp.                        1,462,000
     22,000  ENSCO International, Inc.             321,640
     47,095  Halliburton Co.                     1,061,992
     34,200  Rowan Cos., Inc.*                     423,396
                                               -----------
                                                 3,269,028
                                               -----------
             PHOTOGRAPHIC EQUIPMENT      0.8%
     17,500  Eastman Kodak Co.                     569,275
                                               -----------
             PRINTING & PUBLISHING       3.1%
     39,600  McGraw-Hill Cos., Inc.              2,304,720
                                               -----------

See Notes to Financial Statements      27

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

   SHARES                                         VALUE
   ------                                         -----
             REAL ESTATE INVESTMENT
               TRUST                     0.3%
     35,500  Host Marriott Corp. (a)           $   250,275
                                               -----------
             RETAIL                      2.4%
     40,500  Federated Department
               Stores, Inc.* (a)                 1,142,100
     46,000  Staples, Inc.*                        614,100
                                               -----------
                                                 1,756,200
                                               -----------
             TELECOMMUNICATIONS         10.9%
     51,300  SBC Communications, Inc.            2,417,256
     85,066  Verizon Communications,
               Inc.                              4,602,921
     74,000  WorldCom, Inc.--WorldCom
               Group* (a)                        1,111,480
                                               -----------
                                                 8,131,657
                                               -----------
             TRANSPORTATION & SHIPPING   2.0%
     39,900  FedEx Corp.*                        1,466,325
                                               -----------
             UTILITIES                   6.9%
     42,400  Duke Energy Corp.                   1,604,840
     36,000  El Paso Corp.                       1,495,800
     15,000  Exelon Corp.                          669,000
   SHARES                                         VALUE
   ------                                         -----
     18,000  NRG Energy, Inc.*                 $   291,780
     11,250  TXU Corp. (a)                         521,100
     21,100  TXU Corp.--Convertible
               Preferred                           548,178
                                               -----------
                                                 5,130,698
                                               -----------
 Total Common & Preferred Stocks (Cost
 $72,295,527)                                  $73,008,271
                                               -----------
 PRINCIPAL
 AMOUNT
 ------
 SHORT-TERM INVESTMENT--
             REPURCHASE AGREEMENT        2.1%
 $1,576,829  Bear Stearns & Co., Inc.,
               3.20%, Dated 9/28/01,
               Due 10/1/01,
               Repurchase price
               $1,577,249,
               Collateralized by
               various U.S. Government
               securities                      $ 1,576,829
                                               -----------
 Total Short-Term Investment--Repurchase
 Agreement
  (Cost $1,576,829)
                                               $ 1,576,829
                                               -----------
 Total Investments (Cost $73,872,356)   100.2% $74,585,100
 Liabilities in excess of other assets  (0.2)%    (180,445)
                                        ----   -----------
 Net Assets                             100.0% $74,404,655
                                        ====   ===========

* Denotes non-income producing security.
(a) All or part of this security has been loaned as of September 30, 2001.

See Notes to Financial Statements      28

                 Statement of Assets and Liabilities          September 30, 2001
                 ---------------------------------------------------------------

 ASSETS:
   Investments in securities at value
   (cost $73,872,356)--Note 2(A)                                          $  74,585,100
   Collateral received for securities on loan--Note 4                         3,881,117
   Receivable for investments sold                                              162,840
   Receivable for units sold                                                    127,475
   Dividends and interest receivable                                            120,145
   Other assets                                                                  22,387
                                                                          -------------
                                                                             78,899,064
 LIABILITIES:
   Payable upon return of securities on loan--Note 4       $   3,881,117
   Payable for investments purchased                             506,550
   Payable for units redeemed                                      1,948
   Payable to investment manager                                  35,278
   Accrued expenses                                               69,516      4,494,409
                                                           -------------  -------------
 NET ASSETS at value, applicable to 960,613 outstanding
   units of
   beneficial interest--Note 5                                            $  74,404,655
                                                                          =============
 NET ASSET VALUE offering and redemption price per unit
   ($74,404,655 divided by 960,613 units)                                 $       77.46
                                                                          =============

                 Statement of Operations           Year Ended September 30, 2001
                 ---------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
     Dividends (net of foreign withholding tax of $1,669)  $   1,475,806
     Interest                                                    238,052
     Securities lending                                           17,379
                                                           -------------
        Total Income                                                      $   1,731,237
   Expenses:
     Investment manager's fees--Note 3(A)                        498,771
     Shareholder servicing fees and expenses--Note 3(B)          419,493
     Custodian fees and expenses                                  18,575
     Legal and Auditing fees                                      21,203
     Consultant fees                                              14,550
     Trustees' fees and expenses--Note 3(C)                       33,423
     Printing and Postage                                         15,734
     Insurance                                                     9,925
     Other                                                        27,638
                                                           -------------
        Total Expenses                                         1,059,312
        Less fees paid indirectly--Note 4                        (15,476)
                                                           -------------
        Net Expenses                                                          1,043,836
                                                                          -------------
 INVESTMENT INCOME--NET                                                         687,401
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note
   4:
   Net realized gain on investments:                           4,891,088
   Unrealized (depreciation) on investments:                 (16,086,816)
                                                           -------------
 NET REALIZED AND UNREALIZED (LOSS)                                         (11,195,728)
                                                                          -------------
 NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (10,508,327)
                                                                          =============

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2001      9/30/2000
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $    687,401   $    835,811
   Net realized gain                               4,891,088     13,109,569
   Net unrealized appreciation (depreciation)    (16,086,816)     4,457,923
                                                ------------   ------------
   Net increase (decrease) in net assets
   resulting from operations                     (10,508,327)    18,403,303
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            15,907,563     22,506,304
   Value of units redeemed                       (19,440,009)   (37,303,210)
                                                ------------   ------------
   Net (decrease) in net assets resulting from
   capital transactions                           (3,532,446)   (14,796,906)
                                                ------------   ------------
   Net increase (decrease)                       (14,040,773)     3,606,397
 NET ASSETS at beginning of year                  88,445,428     84,839,031
                                                ------------   ------------
 NET ASSETS at end of year                      $ 74,404,655   $ 88,445,428
                                                ============   ============

                   See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

   SHARES                                           VALUE
   ------                                           -----
   COMMON STOCKS                 92.1%
             AEROSPACE & DEFENSE           4.2%
     15,300  Armor Holdings, Inc.* (a)           $    302,940
     25,600  DRS Technologies, Inc.*                  889,600
     13,400  Mercury Computer Systems,
               Inc.*                                  503,036
     42,300  Moog, Inc., Class A*                     954,711
                                                 ------------
                                                    2,650,287
                                                 ------------
             BUSINESS SERVICES             6.1%
     18,600  ACT Manufacturing, Inc.*
               (a)                                     82,026
     22,200  Administaff, Inc.* (a)                   577,200
     28,900  Corporate Executive Board
               Co.* (a)                               753,711
     27,550  DiamondCluster
               International, Inc.*
               (a)                                    270,817
     44,200  Forrester Research, Inc.*                733,720
     11,800  Management Network Group,
               Inc.* (a)                               70,918
     15,150  Merix Corp.* (a)                         211,949
     34,500  Multex.com, Inc.*                         71,760
     18,000  Resources Connection,
               Inc.* (a)                              323,640
     23,700  Right Management
               Consultants, Inc.* (a)                 729,723
                                                 ------------
                                                    3,825,464
                                                 ------------
             COMPUTER SERVICE,
               SOFTWARE & SYSTEMS          7.2%
     38,350  Adept Technology, Inc.*
               (a)                                    115,050
     78,200  Centra Software, Inc.*
               (a)                                    652,188
     55,600  Concurrent Computer
               Corp.*                                 504,292
     11,250  Hutchinson Technology,
               Inc.* (a)                              200,138
     28,500  Hyperion Solutions Corp.*                380,760
     19,200  Pomeroy Computer
               Resources, Inc.* (a)                   231,168
     68,300  Quadramed Corp.* (a)                     308,033
     13,000  Roxio, Inc.*                             195,260
     30,500  RSA Security, Inc.* (a)                  410,225
     35,300  Sanchez Computer
               Associates, Inc.* (a)                  265,103
     18,900  SeaChange International,
               Inc.*                                  331,695
      3,000  SonicWALL, Inc.* (a)                      35,580
     40,100  Stellent, Inc.* (a)                      575,836
     29,800  Websense, Inc.* (a)                      324,820
                                                 ------------
                                                    4,530,148
                                                 ------------
             CONSUMER GOODS & SERVICES     0.5%
     25,600  1-800 CONTACTS, Inc.* (a)                314,880
                                                 ------------
             DRUG, HEALTH CARE &
               PHARMACEUTICALS            14.8%
     19,500  Barr Laboratories, Inc.*               1,541,670

   SHARES                                           VALUE
   ------                                           -----
     24,500  Corixa Corp.*                       $    255,045
     18,600  Cubist Pharmaceuticals,
               Inc.*                                  609,150
     22,700  D & K Healthcare
               Resources, Inc.                      1,086,195
     54,100  First Horizon
               Pharmaceutical Corp.*
               (a)                                  1,407,682
     50,000  Genta, Inc.* (a)                         515,500
     12,700  InterMune, Inc.* (a)                     485,648
     26,900  K-V Pharmaceutical Co.,
               Class A*                               727,376
     58,000  Ligand Pharmaceuticals,
               Inc.,
               Class B*                               529,540
     15,100  Medicis Pharmaceutical
               Corp., Class A*                        754,698
     45,100  Salix Pharmaceuticals
               Ltd.* (a)                              602,085
     16,800  Thoratec Corp.*                          277,704
      9,500  Trimeris, Inc.* (a)                      333,450
     59,500  Twinlab Corp.* (a)                        66,045
                                                 ------------
                                                    9,191,788
                                                 ------------
             EDUCATIONAL SERVICES          8.6%
     30,800  Bright Horizons Family
               Solutions, Inc.* (a)                   793,100
     13,500  Career Education Corp.*
               (a)                                    735,750
     22,900  Edison Schools, Inc.* (a)                345,790
     20,500  Education Management
               Corp.*                                 625,250
     35,400  PLATO Learning, Inc.* (a)                849,954
     23,400  Renaissance Learning,
               Inc.* (a)                              769,860
     35,400  SkillSoft Corp.* (a)                     565,692
     15,700  Strayer Education, Inc.
               (a)                                    691,114
                                                 ------------
                                                    5,376,510
                                                 ------------
             FINANCIAL SERVICES            9.6%
     35,200  BankUnited Financial
               Corp.,
               Class A* (a)                           517,440
     29,400  Boston Private Financial
               Holdings, Inc. (a)                     566,832
     48,900  Eaton Vance Corp.                      1,533,015
     17,900  Harbor Florida
               Bancshares, Inc.                       320,231
     30,200  InterCept Group, Inc.*
               (a)                                  1,010,190
     29,500  Silicon Valley
               Bancshares* (a)                        595,605
     26,000  Southwest Bankcorporation
               of Texas, Inc.* (a)                    771,680
      9,700  UCBH Holdings, Inc.                      282,949
     10,400  Wintrust Financial Corp.
               (a)                                    321,776
                                                 ------------
                                                    5,919,718
                                                 ------------
             HEALTH CARE SERVICES         18.8%
     30,425  Accredo Health, Inc.* (a)              1,096,821
     15,700  AdvancePCS, Inc.*                      1,126,318
     35,600  AmeriPath, Inc.*                         929,160

See Notes to Financial Statements      31

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

   SHARES                                           VALUE
   ------                                           -----
     45,700  AmSurg Corp.* (a)                   $  1,258,578
     26,000  ChromaVision Medical
               Systems, Inc.* (a)                      78,780
     34,100  Colorado Medtech, Inc.*                   71,610
     51,600  Covance, Inc.* (a)                       924,156
     42,600  DIANON Systems, Inc.* (a)              2,136,816
     41,600  Pharmaceutical Product                 1,215,136
             Development, Inc.*
     34,500  Pharmacopeia, Inc.* (a)                  446,775
     21,400  Rehabcare Group, Inc.*                   931,114
     38,800  Sunrise Assisted Living,
               Inc.* (a)                            1,002,204
     23,700  United Surgical Partners
               International, Inc.*                   485,850
                                                 ------------
                                                   11,703,318
                                                 ------------
             HOME BUILDING                 1.8%
     38,600  Toll Brothers, Inc.*                   1,145,262
                                                 ------------
             OIL & GAS EXPLORATION,
               PRODUCTION & SERVICES       3.4%
     10,800  Evergreen Resources,
               Inc.* (a)                              366,660
     17,900  Prima Energy Corp.*                      393,800
     29,000  Swift Energy Co.*                        597,980
     48,800  Tesoro Petroleum Corp.*                  559,248
     37,200  Trico Marine Services,
               Inc.*                                  218,364
                                                 ------------
                                                    2,136,052
                                                 ------------
             RESTAURANTS                   0.4%
     22,000  Buca, Inc.*                              246,620
                                                 ------------
             RETAIL                        1.8%
     22,950  Fossil, Inc.* (a)                        360,315
     31,500  Hot Topic, Inc.* (a)                     789,705
                                                 ------------
                                                    1,150,020
                                                 ------------
             SEMICONDUCTORS                7.1%
     12,800  Aeroflex, Inc.*                          140,672
     24,000  Alpha Industries, Inc.                   462,960
     18,500  Anadigics, Inc.* (a)                     225,515
     20,100  ATMI, Inc.*                              307,530
      9,000  Celeritek, Inc.* (a)                     105,930
     43,200  Microsemi Corp.* (a)                   1,122,336
     45,800  PLX Technology*                          235,870
     38,700  Sage, Inc.* (a)                          583,983
     41,900  Stratos Lightwave, Inc.*                 144,555

   SHARES                                           VALUE
   ------                                           -----
     17,200  TranSwitch Corp.*                   $     52,288
     37,900  Triquint Semiconductor,
               Inc.*                                  604,505
     37,000  Ultratech Stepper, Inc.*                 432,900
                                                 ------------
                                                    4,419,044
                                                 ------------
             TELECOMMUNICATIONS            0.7%
     35,000  CellStar Corp.* (a)                       40,600
     18,000  Rural Cellular Corp.,
               Class A* (a)                           426,060
                                                 ------------
                                                      466,660
                                                 ------------
             TELECOMMUNICATIONS
               EQUIPMENT                   4.2%
     37,700  Anaren Microwave, Inc.*
               (a)                                    606,970
      6,300  Avocent Corp.* (a)                        91,791
     27,500  Commscope, Inc.*                         491,425
     22,500  SpectraLink Corp.*                       343,800
     23,560  TALX Corp.* (a)                          498,294
     46,300  Tekelec, Inc.* (a)                       609,771
                                                 ------------
                                                    2,642,051
                                                 ------------
             TRANSPORTATION                2.9%
     31,250  Frontier Airlines, Inc.*
               (a)                                    258,750
     31,300  Knight Transportation,
               Inc.* (a)                              596,578
     54,610  Swift Transportation Co.,
               Inc.*                                  966,597
                                                 ------------
                                                    1,821,925
                                                 ------------
 Total Common Stocks (Cost
 $63,949,046)                                    $ 57,539,747
                                                 ------------
 PRINCIPAL
 AMOUNT
 ------
 SHORT TERM INVESTMENT--
             REPURCHASE AGREEMENT          6.3%
 $3,967,263  Bear Stearns & Co., Inc.,
               3.20%, Dated 9/28/01,
               Due 10/1/01, Repurchase
               price $3,968,321,
               Collateralized by
               various U.S. Government
               securities                        $  3,967,263
                                                 ------------
 Total Short Term
 Investment--Repurchase
  Agreement (Cost $3,967,263)
                                                 $  3,967,263
                                                 ------------
 Total Investments (Cost $67,916,309)     98.4%  $ 61,507,010
 Other assets in excess of liabilities     1.6%       995,694
                                        ------   ------------
 Net Assets                              100.0%  $ 62,502,704
                                        ======   ============

* Denotes non-income producing security.
(a) All or part of this security has been loaned as of September 30, 2001.

See Notes to Financial Statements      32

                 Statement of Assets and Liabilities          September 30, 2001
                 ---------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
   $67,916,309)--Note 2(A)                                                $  61,507,010
   Collateral received for securities on loan--Note 4                        22,128,048
   Receivable for investments sold                                              673,796
   Receivable for units sold                                                    671,229
   Dividends and interest receivable                                             18,417
   Other assets                                                                  18,770
                                                                          -------------
                                                                             85,017,270
 LIABILITIES:
   Payable upon return of securities on loan--Note 4       $  22,128,048
   Payable for investments purchased                             244,853
   Payable for units redeemed                                      3,427
   Payable to investment managers                                 56,611
   Accrued expenses                                               81,627     22,514,566
                                                           -------------  -------------
 NET ASSETS at value, applicable to 835,813 outstanding
   units of beneficial interest--Note 5                                   $  62,502,704
                                                                          =============
 NET ASSET VALUE offering and redemption price per unit
   ($62,502,704 divided by 835,813 units)                                 $       74.78
                                                                          =============

                 Statement of Operations           Year Ended September 30, 2001
                 ---------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
     Dividends                                             $      26,456
     Interest                                                    353,093
     Securities lending                                           67,576
                                                           -------------
        Total Income                                                      $     447,125
   Expenses:
     Investment manager's fees--Note 3(A)                        797,884
     Shareholder servicing fees and expenses--Note 3(B)          423,067
     Custodian fees and expenses                                  45,595
     Legal and Auditing fees                                      23,903
     Consultant fees                                              14,550
     Trustees' fees and expenses--Note 3(C)                       65,892
     Printing and Postage                                         15,788
     Insurance                                                    10,431
     Other                                                        29,668
                                                           -------------
        Total Expenses                                         1,426,778
        Less fees paid indirectly--Note 4                        (17,900)
                                                           -------------
        Net Expenses                                                          1,408,878
                                                                          -------------
 INVESTMENT (LOSS)--NET                                                        (961,753)
 REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS--Note 4:
   Net realized (loss) on investments                        (16,763,894)
   Unrealized (depreciation) on investments                  (25,581,371)
                                                           -------------
 NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                          (42,345,265)
                                                                          -------------
 NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (43,307,018)
                                                                          =============

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                            YEAR ENDED     YEAR ENDED
                                                             9/30/2001      9/30/2000
                                                           -------------  -------------
 OPERATIONS:
   Investment (loss)--net                                  $   (961,753)  $ (1,318,692)
   Net realized gain (loss)                                 (16,763,894)    45,307,732
   Net unrealized appreciation (depreciation)               (25,581,371)     2,608,719
                                                           ------------   ------------
   Net increase (decrease) in net assets resulting from
   operations                                               (43,307,018)    46,597,759
                                                           ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                       21,613,981     50,850,883
   Value of units redeemed                                  (14,507,226)   (74,936,848)
                                                           ------------   ------------
   Net increase (decrease) in net assets resulting from
   capital transactions                                       7,106,755    (24,085,965)
                                                           ------------   ------------
   Net increase (decrease)                                  (36,200,263)    22,511,794
 NET ASSETS at beginning of year                             98,702,967     76,191,173
                                                           ------------   ------------
 NET ASSETS at end of year                                 $ 62,502,704   $ 98,702,967
                                                           ============   ============

                   See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

   SHARES                                                    VALUE
   ------                                                    -----
            COMMON STOCKS                   93.6%
             ADVERTISING                            0.5%
     31,400  WPP Group Plc                                $   229,589
                                                          -----------
             AUTOMOBILES                            1.3%
     20,691  Bayerische Motoren Werke AG                      526,670
      3,200  Honda Motor Co. Ltd.                             103,954
                                                          -----------
                                                              630,624
                                                          -----------
             BANKING                               14.7%
     46,550  ABN Amro Holding NV                              767,739
    101,149  Banco Santander Central Hispano SA               775,620
     51,372  Barclays Plc                                   1,411,122
     10,000  Bayerishe Vereins Bank AG                        285,960
     34,694  DBS Group Holdings Ltd.                          189,536
     43,910  HSBC Holdings Plc                                461,745
    141,757  Lloyds TSB Group Plc                           1,352,128
     36,950  National Australia Bank Ltd.                     467,907
     23,499  UBS AG                                         1,098,994
     47,484  Westpac Banking Corp.                            311,429
                                                          -----------
                                                            7,122,180
                                                          -----------
             BEVERAGES & TOBACCO                    0.6%
      7,080  Heineken NV                                      268,356
                                                          -----------
             BROADCASTING & PUBLISHING              2.2%
     32,539  Elsevier NV                                      379,602
     39,324  News Corp. Ltd.                                  240,639
     35,600  Reuters Group Plc                                312,620
     13,000  Singapore Press Holdings                         116,282
                                                          -----------
                                                            1,049,143
                                                          -----------
             BUILDING PRODUCTS                      1.0%
      4,230  LaFarge SA                                       344,585
     13,850  RMC Group Plc                                    116,738
                                                          -----------
                                                              461,323
                                                          -----------
             CHEMICALS                              1.2%
     20,570  Bayer AG                                         582,599
                                                          -----------
             CONSUMER GOODS & SERVICES              2.4%
     16,000  Fuji Photo Film Co. Ltd.                         550,659
     83,362  Unilever Plc                                     629,125
                                                          -----------
                                                            1,179,784
                                                          -----------
             DIVERSIFIED INDUSTRIALS                0.3%
     12,742  Smiths Group Plc                                 122,287
                                                          -----------
             DRUG, HEALTH & PHARMACEUTICALS        12.0%
     10,080  AstraZeneca Plc                                  467,844
   SHARES                                                    VALUE
   ------                                                    -----
     18,563  Aventis SA                                   $ 1,408,214
     58,474  GlaxoSmithKline Plc                            1,648,316
     22,675  Novartis AG                                      887,923
     10,200  Roche Holding AG                                 731,952
     14,000  Takeda Chemical Industries Ltd.                  646,353
                                                          -----------
                                                            5,790,602
                                                          -----------
             ELECTRONICS & ELECTRICAL               7.8%
     37,000  Canon, Inc.                                    1,015,612
     91,000  Hitachi Ltd.                                     605,750
      6,000  Hoya Corp.                                       312,264
     38,913  Koninklijke Philips Electronics NV               754,831
      4,600  Murata Manufacturing Co. (a)                     263,729
     46,000  NEC Corp.                                        375,707
      1,900  Rohm Co. Ltd.                                    185,008
      7,400  Sony Corp.                                       272,694
                                                          -----------
                                                            3,785,595
                                                          -----------
             ENERGY                                 9.2%
     66,838  ENI SpA                                          829,649
  1,732,000  PetroChina Co. Ltd.                              330,878
     12,180  Royal Dutch Petroleum Co.                        612,518
    168,568  Shell Transport & Trading Co. Plc              1,254,825
     10,640  Total Fina SA, Class B                         1,429,253
                                                          -----------
                                                            4,457,123
                                                          -----------
             FINANCIAL SERVICES                     5.4%
     19,490  3I Group Plc                                     199,652
      4,100  Acom Co. Ltd.                                    361,714
     10,705  Fortis (NL) NV                                   261,469
     67,602  ING Groep NV                                   1,811,863
                                                          -----------
                                                            2,634,698
                                                          -----------
             FOOD & SERVICES                        7.3%
     68,110  Cadbury Schweppes Plc                            439,695
     71,936  Compass Group Plc*                               501,398
     91,297  Diageo Plc                                       961,394
      7,630  Nestle SA                                      1,628,426
                                                          -----------
                                                            3,530,913
                                                          -----------
             GAMING/HOTELS                          0.4%
     70,600  Hilton Group Plc                                 190,661
                                                          -----------
             INSURANCE                              5.7%
     40,602  AXA SA (a)                                       801,275
     74,070  Prudential Corp. Plc                             757,670
     11,960  Swiss Reinsurance Co.                          1,176,393
                                                          -----------
                                                            2,735,338
                                                          -----------

See Notes to Financial Statements      35

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

   SHARES                                                    VALUE
   ------                                                    -----
             LEISURE & RECREATION                   0.5%
     40,289  EMI Group Plc                                $   140,778
     36,150  P&O Princess Cruises Plc                         119,409
                                                          -----------
                                                              260,187
                                                          -----------
             MACHINERY--ELECTRICAL                  0.5%
      2,900  SMC Corp.                                        228,582
                                                          -----------
             MEDIA                                  2.4%
      9,350  Pearson Plc                                       99,352
     18,571  Vivendi Universal SA                             860,006
      6,325  VNU NV                                           178,277
                                                          -----------
                                                            1,137,635
                                                          -----------
             METALS FABRICATOR                      0.2%
      6,400  Pohang Iron & Steel Co., Sponsored
               ADR                                            100,480
                                                          -----------
             REAL ESTATE                            1.4%
     55,000  Cheung Kong Holdings Ltd.                        428,393
     38,000  Sun Hung Kai Properties Ltd.                     242,144
                                                          -----------
                                                              670,537
                                                          -----------
             RETAIL                                 2.3%
     40,843  Koninklijke Ahold NV                           1,134,469
                                                          -----------
             TELECOMMUNICATIONS                     9.1%
     60,085  Cable & Wireless Plc                             246,597
     50,500  China Mobile Ltd.*                               160,574
         98  Nippon Telegraph & Telephone Corp.               457,383
         41  NTT Mobile Communications Network,
               Inc.                                           554,101
      6,150  TDC A/S                                          215,419
    116,250  Telecom Italia SpA                               877,653
     46,142  Telefonica SA                                    510,141
    626,245  Vodafone Group Plc                             1,378,287
                                                          -----------
                                                            4,400,155
                                                          -----------
   SHARES                                                    VALUE
   ------                                                    -----
             TELECOMMUNICATIONS--SERVICES &
               EQUIPMENT                            1.4%
     23,820  Alcatel                                      $   273,981
     53,418  Ericsson LM, Class B                             193,284
     14,050  Nokia Oyj, Class A                               229,676
                                                          -----------
                                                              696,941
                                                          -----------
             TRANSPORTATION                         0.7%
     52,620  Brambles Industries Ltd.                         266,431
     23,232  Railtrack Group Plc                               89,457
                                                          -----------
                                                              355,888
                                                          -----------
             UTILITIES                              3.1%
     20,492  E.On AG                                        1,052,540
     60,437  Electricidade de Portugal SA                     156,314
     14,040  TPG NV                                           268,383
                                                          -----------
                                                            1,477,237
                                                          -----------
 Total Common Stocks Cost ($57,866,625)                   $45,232,926
                                                          -----------
 PRINCIPAL
 AMOUNT
 ------
 SHORT TERM INVESTMENT--
             REPURCHASE AGREEMENT                   6.2%
 $3,017,820  Bear Stearns & Co., Inc., 3.20%,
               Dated 9/28/01, Due 10/1/01,
               Repurchase price $3,018,625,
               Collateralized by various U.S.
               Government securities                      $ 3,017,820
                                                          -----------
 Total Short Term Investments--Repurchase
   Agreement (Cost $3,017,820)                            $ 3,017,820
                                                          -----------
 Total Investments (Cost $60,884,445)              99.8%  $48,250,746
 Other assets in excess of liabilities              0.2%      105,083
                                                   ----   -----------
 Net Assets                                        100.0% $48,355,829
                                                   ====   ===========

* Denotes non-income producing security.
(a) All or part of this security has been loaned as of September 30, 2001.

See Notes to Financial Statements      36

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

Geographical Diversification                                  September 30, 2001
--------------------------------------------------------------------------------

                                          PERCENT OF
                                          NET ASSETS
                                          ----------
COUNTRY                                     TOTAL
-------                                     -----
United Kingdom                               27.3%
Netherlands                                  13.3
Japan                                        12.7
Germany                                       8.4
Switzerland                                   8.1
France                                        7.6
United States                                 6.2
Italy                                         3.5
Denmark                                       3.4
Australia                                     2.7
Spain                                         2.7
Hong Kong                                     2.4
Singapore                                     0.6
Sweden                                        0.4
Portugal                                      0.3
Korea                                         0.2
                                            -----
Total Investments                            99.8%
Other Assets Less Liabilities                 0.2%
                                            -----
Total                                       100.0%
                                            =====

See Notes to Financial Statements      37

                 Statement of Assets and Liabilities          September 30, 2001
                 ---------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
   $60,884,445)--Note 2(A)                                     $  48,250,746
   Collateral received for securities on
   loan--Note 4                                                      989,775
   Receivable for units sold                                           4,008
   Dividends and interest receivable                                 151,276
   Unrealized appreciation on forward currency
   contracts--Note 6                                                   5,054
   Reclaims receivable                                               121,116
   Other assets                                                       14,748
                                                               -------------
                                                                  49,536,723
 LIABILITIES:
   Payable upon return of securities on
   loan--Note 4                                 $     989,775
   Payable for investments purchased                   88,286
   Payable for units redeemed                           1,411
   Payable to investment managers                      32,064
   Unrealized depreciation on forward currency
   contracts--Note 6                                    2,919
   Accrued expenses and other payables                 66,439      1,180,894
                                                -------------  -------------
 NET ASSETS at value, applicable to 1,061,717
   outstanding units of beneficial
   interest--Note 5                                            $  48,355,829
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($48,355,829 divided by 1,061,717 units)                    $       45.54
                                                               =============

                 Statement of Operations           Year Ended September 30, 2001
                 ---------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
     Dividends (net of foreign withholding tax
     of $114,026)                               $     980,863
     Interest                                         127,072
     Securities lending                                17,992
                                                -------------
        Total Income                                           $   1,125,927
   Expenses:
     Investment manager's fees--Note 3(A)             423,952
     Shareholder servicing fees and
     expenses--Note 3(B)                              292,302
     Custodian fees and expenses                       32,569
     Legal and Auditing fees                           23,903
     Consultant fees                                   14,550
     Trustees' fees and expenses--Note 3(C)            33,423
     Printing and Postage                              15,734
     Insurance                                          7,086
     Other                                             36,047
                                                -------------
        Total Expenses                                               879,566
                                                               -------------
 INVESTMENT INCOME--NET                                              246,361
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN
   CURRENCIES--Note 4:
   Net realized gain (loss) on:
     Investments                                   (1,010,444)
     Foreign currency transactions                    126,760
                                                -------------
                                                     (883,684)
                                                -------------
   Unrealized (depreciation) on:
     Investments                                  (15,348,492)
     Foreign currency translations of other
     assets and liabilities                            (1,965)
                                                -------------
                                                  (15,350,457)
                                                -------------
 NET REALIZED AND UNREALIZED (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES                            (16,234,141)
                                                               -------------
 NET (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $ (15,987,780)
                                                               =============

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2001      9/30/2000
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $    246,361   $     81,171
   Net realized gain (loss)                         (883,684)     5,376,874
   Net unrealized (depreciation)                 (15,350,457)      (764,462)
                                                ------------   ------------
   Net increase (decrease) in net assets
   resulting from operations                     (15,987,780)     4,693,583
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            12,491,880     16,774,286
   Value of units redeemed                        (5,139,031)   (13,765,035)
                                                ------------   ------------
   Net increase in net assets resulting from
   capital transactions                            7,352,849      3,009,251
                                                ------------   ------------
   Net increase (decrease)                        (8,634,931)     7,702,834
 NET ASSETS at beginning of year                  56,990,760     49,287,926
                                                ------------   ------------
 NET ASSETS at end of year                      $ 48,355,829   $ 56,990,760
                                                ============   ============

                   See Notes to Financial Statements

ACTIVELY MANAGED BOND FUND
Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
           CORPORATE BONDS                   8.4%
 $  130,000  Bank of America Corp.,
               Medium Term Note,
               7.05%, 9/8/2011                            $   135,943
    200,000  Bank of New York Co., Inc.,
               Medium Term Note,
               6.50%, 2/19/2013                               197,383
  1,477,000  Chase Manhattan Corp.,
               Medium Term Note,
               0.00%, 8/15/2017                               489,196
    500,000  Citigroup, Inc.,
               6.50%, 1/18/2011 (a)                           521,749
  1,000,000  CNA Financial Corp.,
               6.75%, 11/15/2006                              990,849
  3,927,000  Deutsche Bank Financial,
               Medium Term Note,
               0.00%, 7/18/2017                             1,337,736
    100,000  Financing Corp.,
               9.40%, 2/8/2018                                135,727
  2,000,000  J.C. Penny Co., Inc.,
               8.25%, 8/15/2022                             1,672,560
  2,000,000  JP Morgan & Co., Inc.,
               Medium Term Note,
               0.00%, 4/24/2027                               281,208
  4,300,000  Merrill Lynch & Co., Inc.,
               Medium Term Note,
               0.00%, 2/25/2027 (a)                           610,755
    469,000  PepsiCo, Inc.,
               Medium Term Note,
               7.00%, 2/23/2011                               473,539
  1,000,000  PMI Group, Inc.,
               6.75%, 11/15/2006                            1,060,324
  1,000,000  Public Service Electric & Gas,
               9.13%, 7/1/2005                              1,122,571
    525,000  Public Service Electric & Gas,
               6.38%, 5/1/2008                                539,984
  3,000,000  Transamerica Financial Corp.,
               0.00%, 9/1/2012                              1,392,849
  1,000,000  TSY-Linked Call Strips,
               0.00%, 11/15/2024                              163,406
                                                          -----------
 Total Corporate Bonds (Cost $11,027,406)                 $11,125,779
                                                          -----------
 MORTGAGES                       12.5%
 $2,193,376  ABN AMRO Mortgage Corp.,
               Remic 98-5 A11,
               8.16%*, 1/25/2029                          $ 2,216,450
  1,993,492  Chase Mortgage Finance Corp.,
               Remic 94-G A13,
               7.00%, 4/25/2025                             2,034,917

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 MORTGAGES (CONTINUED)
 $  268,892  Chase Mortgage Finance Corp.,
               Remic 98-S4 A11,
               6.95%, 8/25/2028                           $   271,118
  1,000,000  First Union Residential Trust,
               Remic 98-B 1A8,
               6.75%, 8/25/2028                             1,021,130
  1,197,969  General Electric Capital Mortgage Services,
               Remic 98-12 2A8,
               6.75%, 6/25/2028                             1,143,903
  5,005,000  PNC Mortgage Securities Corp.,
               Remic 98-4 3A2,
               6.75%, 5/25/2028                             5,093,790
    500,000  PNC Mortgage Securities Corp.,
               Remic 98-7 1A3,
               6.75%, 9/25/2028                               514,995
    636,455  Prudential Home Mortgage Securities, Inc.,
               Remic 94-21 A8,
               7.80%, 6/25/2024                               654,969
  1,116,688  Residential Funding Mortgage Securities I,
               Remic 93-S47 A15,
               9.00%, 12/25/2023                            1,063,333
    479,653  Residential Funding Mortgage Securities I,
               Remic 97-S12 A17,
               7.25%, 8/25/2027                               491,191
  1,000,000  Residential Funding Mortgage Securities I,
               Remic 2000-S7 A6,
               8.00%, 6/25/2030                             1,059,086
    326,366  Residential Funding Mortgage Securities I,
               Remic 2000-S11 A1,
               7.75%, 9/25/2030                               328,582
    640,000  Saxon Asset Securities Trust,
               Remic 98-4 AF5,
               6.93%, 1/25/2030                               661,137
                                                          -----------
 Total Mortgages (Cost $16,156,434)                       $16,554,601
                                                          -----------
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS                      76.0%
 $1,000,000  Federal Farm Credit Bank,
               8.00%, 2/24/2010                           $ 1,070,181
 10,000,000  Federal Home Loan Bank,
               0.00%, 7/14/2017                             2,934,230
  1,500,000  Federal Home Loan Bank,
               Series H-19,
               0.00%, 1/28/2019                               444,128
    371,585  Federal Home Loan Mortgage Corp.,
               Pool #730299,
               9.00%, 8/1/2006                                392,367

See Notes to Financial Statements      40

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $  174,434  Federal Home Loan Mortgage Corp.,
               Pool #533624,
               8.50%, 12/1/2007                           $   183,116
  2,850,880  Federal Home Loan Mortgage Corp.,
               Remic 1515S,
               9.12%*, 5/15/2008                            2,966,734
    850,000  Federal Home Loan Mortgage Corp.,
               6.70%, 5/19/14                                 852,382
    212,494  Federal Home Loan Mortgage Corp.,
               Pool #141001,
               7.75%, 9/1/2016                                222,419
      3,700  Federal Home Loan Mortgage Corp.,
               Pool #297625,
               8.50%, 6/1/2017                                  3,930
     96,792  Federal Home Loan Mortgage Corp.,
               Remic 12A,
               9.25%, 11/15/2019                              102,441
    221,405  Federal Home Loan Mortgage Corp.,
               Remic 21Z,
               9.50%, 1/15/2020                               233,049
    904,216  Federal Home Loan Mortgage Corp.,
               Remic 1290H,
               7.50%, 6/15/2021                               926,697
     66,904  Federal Home Loan Mortgage Corp.,
               Remic 1316Z,
               8.00%, 6/15/2022                                72,070
  2,482,800  Federal Home Loan Mortgage Corp.,
               Remic 1591SH,
               8.39%*, 9/15/2022                            2,489,244
 18,000,000  Federal Home Loan Mortgage Corp.,
               0.00%, 2/2/2023                              3,703,050
    858,250  Federal Home Loan Mortgage Corp.,
               Remic 1574V,
               6.50%, 3/15/2023                               862,158
    760,359  Federal Home Loan Mortgage Corp.,
               Remic 15PZ,
               7.00%, 7/25/2023                               762,244
    226,225  Federal Home Loan Mortgage Corp.,
               Remic 1842EB,
               8.00%, 10/15/2023                              235,708
    672,177  Federal Home Loan Mortgage Corp.,
               Remic 1790E,
               8.00%, 11/15/2023                              698,213
  3,023,361  Federal Home Loan Mortgage Corp.,
               Remic 1663ZA,
               7.00%, 1/15/2024                             3,128,959

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $1,895,211  Federal Home Loan Mortgage Corp.,
               Remic 1671Z,
               7.00%, 2/15/2024                           $ 1,937,992
  3,401,869  Federal Home Loan Mortgage Corp.,
               Remic 29ZC, 8.00%, 4/25/2024                 3,523,571
  1,010,312  Federal Home Loan Mortgage Corp.,
               Remic 1727MF,
               8.50%, 5/15/2024                             1,092,057
    693,306  Federal Home Loan Mortgage Corp.,
               Remic 1727MD,
               8.50%, 5/15/2024                               749,011
    676,000  Federal Home Loan Mortgage Corp.,
               Remic 1814D,
               6.50%, 2/15/2026                               687,067
  3,808,483  Federal Home Loan Mortgage Corp.,
               Remic 2089ZB,
               7.00%, 8/15/2026                             3,856,408
  1,840,444  Federal Home Loan Mortgage Corp.,
               Remic 2123KE,
               8.50%, 2/15/2027                             2,027,486
  3,354,128  Federal Home Loan Mortgage Corp.,
               Remic 2092DL,
               8.50%, 9/15/2027                             3,609,973
  1,000,000  Federal National Mortgage Assoc.,
               6.50%, 4/29/2009                             1,022,264
    298,873  Federal National Mortgage Assoc.,
               Pool #15569,
               8.25%, 5/1/2010                                315,798
    193,800  Federal National Mortgage Assoc.,
               Remic 96-64PQ,
               6.50%, 1/18/2012                               197,028
    100,000  Federal National Mortgage Assoc.,
               6.80%, 8/27/2012                               107,776
    159,986  Federal National Mortgage Assoc.,
               Pool #87277,
               7.50%, 4/1/2018                                166,810
     41,142  Federal National Mortgage Assoc.,
               Remic 91-169M,
               8.40%, 12/25/2021                               46,079
    420,000  Federal National Mortgage Assoc.,
               Remic 92-161H,
               7.50%, 9/25/2022                               443,167
    552,348  Federal National Mortgage Assoc.,
               Remic 93-124M,
               0.00%, 10/25/2022                              470,451

See Notes to Financial Statements      41

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $  420,205  Federal National Mortgage Assoc.,
               Remic 97-61ZC,
               7.00%, 2/25/2023                           $   441,129
    632,000  Federal National Mortgage Assoc.,
               Remic G93-10J,
               5.00%, 3/25/2023                               619,837
  3,820,118  Federal National Mortgage Assoc.,
               Remic 93-247C,
               7.00%, 3/25/2023                             3,980,240
    876,069  Federal National Mortgage Assoc.,
               Remic 94-69CA,
               7.25%, 3/25/2023                               884,334
    500,000  Federal National Mortgage Assoc.,
               Remic G93-15H,
               7.25%, 4/25/2023                               510,973
    675,076  Federal National Mortgage Assoc.,
               Remic 96-18PB,
               0.00%, 5/25/2023                               663,320
  1,179,860  Federal National Mortgage Assoc.,
               Remic 93-100K,
               0.00%, 6/25/2023                               993,240
    930,114  Federal National Mortgage Assoc.,
               Remic 93-112ZB,
               7.00%, 7/25/2023                               965,098
  1,422,139  Federal National Mortgage Assoc.,
               Remic 94-36UA,
               7.00%, 8/25/2023                             1,442,211
    415,425  Federal National Mortgage Assoc.,
               Pool #239024,
               7.00%, 10/1/2023                               433,032
  4,590,258  Federal National Mortgage Assoc.,
               Remic 93-199Z,
               7.00%, 10/25/2023                            4,626,417
    291,841  Federal National Mortgage Assoc.,
               Remic G95-4B,
               8.00%, 11/25/2023                              312,736
    222,060  Federal National Mortgage Assoc.,
               Remic G93-40ZC,
               6.50%, 12/25/2023                              222,026
    300,785  Federal National Mortgage Assoc.,
               Remic G93-40,
               6.50%, 12/25/2023                              279,578
  1,566,445  Federal National Mortgage Assoc.,
               Remic 93-250DZ,
               7.00%, 12/25/2023                            1,667,047

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $  962,214  Federal National Mortgage Assoc.,
               Remic 94-97H,
               8.75%, 12/25/2023                          $ 1,014,988
  8,434,152  Federal National Mortgage Assoc.,
               Remic G97-5ZB,
               7.05%, 3/25/2024                             8,551,543
    707,000  Federal National Mortgage Assoc.,
               Remic 94-65LL,
               7.38%, 4/25/2024                               731,287
  1,000,000  Federal National Mortgage Assoc.,
               Remic 94-61E,
               7.50%, 4/25/2024                             1,064,326
  2,450,000  Federal National Mortgage Assoc.,
               Remic 98-49DC,
               8.50%, 8/20/2025                             2,512,544
    385,000  Federal National Mortgage Assoc.,
               Remic G96-1PK,
               7.50%, 6/17/2026                               398,402
  2,519,943  Federal National Mortgage Assoc.,
               Remic 97-27Z,
               7.50%, 4/18/2027                             2,633,298
    192,363  Federal National Mortgage Assoc.,
               Remic 97-49B,
               10.00%, 6/17/2027                              209,117
  3,956,475  Federal National Mortgage Assoc.,
               Remic 98-62DC,
               9.00%, 11/25/2028                            4,356,670
        489  Government National Mortgage Assoc.,
               Pool #1350,
               6.50%, 3/15/2002                                   495
        368  Government National Mortgage Assoc.,
               Pool #2919,
               8.00%, 2/15/2004                                   382
     10,028  Government National Mortgage Assoc.,
               Pool #5214,
               8.00%, 7/15/2005                                10,513
      9,423  Government National Mortgage Assoc.,
               Pool #11192,
               7.25%, 4/15/2006                                 9,772
     99,889  Government National Mortgage Assoc.,
               Pool #10260,
               8.00%, 6/15/2006                               105,480
        366  Government National Mortgage Assoc.,
               Pool #10855,
               8.00%, 7/15/2006                                   387

See Notes to Financial Statements      42

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $    2,212  Government National Mortgage Assoc.,
               Pool #026113,
               9.00%, 8/15/2008                           $     2,384
      9,682  Government National Mortgage Assoc.,
               Pool #35238,
               9.50%, 9/15/2009                                10,661
      6,363  Government National Mortgage Assoc.,
               Pool #158361,
               9.50%, 6/15/2016                                 7,071
     69,112  Government National Mortgage Assoc.,
               Pool #169957,
               8.50%, 7/15/2016                                74,785
      3,906  Government National Mortgage Assoc.,
               Pool #157799,
               9.00%, 7/15/2016                                 4,276
      1,568  Government National Mortgage Assoc.,
               Pool #176069,
               9.00%, 8/15/2016                                 1,716
     10,905  Government National Mortgage Assoc.,
               Pool #177254,
               9.00%, 9/15/2016                                11,939
      3,235  Government National Mortgage Assoc.,
               Pool #173806,
               9.00%, 10/15/2016                                3,541
    188,077  Government National Mortgage Assoc.,
               Series II, Pool #152027,
               8.00%, 10/20/2016                              200,508
      1,151  Government National Mortgage Assoc.,
               Pool #179930,
               9.50%, 12/15/2016                                1,279
     98,807  Government National Mortgage Assoc.,
               Series II, Pool #000675,
               8.00%, 12/20/2016                              105,338
     10,500  Government National Mortgage Assoc.,
               Pool #199032,
               9.50%, 1/15/2017                                11,666
    106,633  Government National Mortgage Assoc.,
               Pool #196754,
               8.50%, 2/15/2017                               115,362
     14,415  Government National Mortgage Assoc.,
               Series II, Pool #000710,
               8.00%, 2/20/2017                                15,368
     78,974  Government National Mortgage Assoc.,
               Pool #193256,
               8.00%, 3/15/2017                                84,467

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $   51,168  Government National Mortgage Assoc.,
               Pool #205624,
               8.50%, 3/15/2017                           $    55,357
      7,187  Government National Mortgage Assoc.,
               Series II, Pool #209105,
               8.00%, 3/20/2017                                 7,662
     45,123  Government National Mortgage Assoc.,
               Pool #202887,
               8.00%, 4/15/2017                                48,262
      5,377  Government National Mortgage Assoc.,
               Pool #216159,
               8.00%, 4/15/2017                                 5,751
     86,923  Government National Mortgage Assoc.,
               Pool #213606,
               8.00%, 4/15/2017                                92,969
     12,976  Government National Mortgage Assoc.,
               Pool #211434,
               9.50%, 4/15/2017                                14,418
     95,396  Government National Mortgage Assoc.,
               Pool #218150,
               8.00%, 6/15/2017                               102,032
      2,076  Government National Mortgage Assoc.,
               Pool #226855,
               9.50%, 7/15/2017                                 2,306
    131,763  Government National Mortgage Assoc.,
               Pool #226673,
               9.50%, 7/15/2017                               146,403
      3,014  Government National Mortgage Assoc.,
               Pool #237572,
               9.50%, 12/15/2017                                3,349
      8,144  Government National Mortgage Assoc.,
               Pool #226651,
               9.50%, 6/15/2018                                 9,048
      2,744  Government National Mortgage Assoc.,
               Pool #247493,
               8.00%, 7/15/2018                                 2,932
        973  Government National Mortgage Assoc.,
               Pool #262208,
               9.50%, 8/15/2018                                 1,081
     40,816  Government National Mortgage Assoc.,
               Pool #319342,
               8.50%, 3/15/2022                                44,026
    107,265  Government National Mortgage Assoc.,
               Pool #346560,
               8.00%, 4/15/2023                               113,986

See Notes to Financial Statements      43

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $  574,151  Government National Mortgage Assoc.,
               Series II, Pool #1977,
               9.50%, 3/20/2025                           $   632,656
    460,000  Government National Mortgage Assoc.,
               Remic 97-8PE,
               7.50%, 5/16/2027                               479,930
  1,000,000  Government National Mortgage Assoc.,
               Series II, Remic 97-18J,
               7.00%, 11/20/2027                            1,026,949
    686,246  Government National Mortgage Assoc.,
               Remic 99-6C,
               7.00%, 2/16/2029                               691,926
    772,847  Government National Mortgage Assoc.,
               Pool #511918,
               8.25%, 9/15/2029                               817,312
    177,107  Government National Mortgage Assoc.,
               Remic 99-31ZC,
               8.00%, 9/16/2029                               191,014
  3,520,000  U.S. Treasury Bonds,
               9.25%, 2/15/2016                             4,946,976
  5,000,000  U.S. Treasury Zero Coupon Strips,
               0.00%, 2/15/2006                             4,221,245

 PRINCIPAL
 AMOUNT                                                      VALUE
 ------                                                      -----
 UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
 $6,180,000  U.S. Treasury Zero Coupon Strips,
               0.00%, 2/15/2010                           $ 4,134,167
                                                          -----------
 Total United States Government & Agency Obligations
  (Cost $95,672,229)                                      $100,618,798
                                                          -----------
 SHORT TERM INVESTMENT--
             REPURCHASE AGREEMENT                   2.6%
 $3,414,700  Bear Stearns & Co., Inc., 3.20%, Dated
               9/28/01, Due 10/1/01, Repurchase price
               $3,415,611, Collateralized by various
               U.S. Government securities                 $ 3,414,700
                                                          -----------
 Total Short-Term Investment--Repurchase
  Agreement (Cost $3,414,700)                             $ 3,414,700
                                                          -----------
 Total Investments (Cost $126,270,769)             99.5%  $131,713,878
 Other assets in excess of liabilities              0.5%      727,884
                                                   ----   -----------
 Net Assets                                        100.0% $132,441,762
                                                   ====   ===========

* Variable rate security. Rate presented represents rate in effect at September 30, 2001. Maturity reflects final maturity date.

(a) All or part of this security has been loaned as of September 30, 2001.

See Notes to Financial Statements      44

                 Statement of Assets and Liabilities          September 30, 2001
                 ---------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
   $126,270,769)--Note 2(A)                                    $ 131,713,878
   Collateral received for securities on
   loan--Note 4                                                      545,776
   Receivable for investments sold                                    43,483
   Receivable for units sold                                           9,650
   Interest receivable                                               791,064
   Other assets                                                       29,077
                                                               -------------
                                                                 133,132,928
 LIABILITIES:
   Payable upon return of securities on
   loan--Note 4                                 $     545,776
   Payable for units redeemed                          20,919
   Payable to investment manager                       36,645
   Accrued expenses                                    87,826        691,166
                                                -------------  -------------
 NET ASSETS at value, applicable to 2,909,111
   outstanding units of beneficial
   interest--Note 5                                            $ 132,441,762
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($132,441,762 divided by units 2,909,111)                   $       45.53
                                                               =============

                 Statement of Operations           Year Ended September 30, 2001
                 ---------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
     Interest                                   $  11,045,160
     Securities lending                                 1,454
                                                -------------
        Total Income                                           $  11,046,614
   Expenses:
     Investment manager's fees--Note 3(A)             497,202
     Shareholder servicing fees and
     expenses--Note 3(B)                              599,536
     Custodian fees and expenses                       23,331
     Legal and Auditing fees                           23,903
     Consultant fees                                   14,550
     Trustees' fees and expenses--Note 3(C)            33,423
     Printing and Postage                              15,734
     Insurance                                         14,496
     Other                                             42,593
                                                -------------
        Total Expenses                                             1,264,768
                                                               -------------
 INVESTMENT INCOME--NET                                            9,781,846
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS--Note 4:
   Net realized (loss) on investments                (349,406)
   Unrealized appreciation on investments          12,620,963
                                                -------------
 NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                                    12,271,557
                                                               -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $  22,053,403
                                                               =============

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2001      9/30/2000
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $  9,781,846   $ 11,834,989
   Net realized (loss)                              (349,406)    (1,748,276)
   Net unrealized appreciation (depreciation)     12,620,963     (1,395,251)
                                                ------------   ------------
   Net increase in net assets resulting from
   operations                                     22,053,403      8,691,462
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            13,883,773     35,035,493
   Value of units redeemed                       (57,425,864)   (73,993,906)
                                                ------------   ------------
   Net (decrease) in net assets resulting from
   capital transactions                          (43,542,091)   (38,958,413)
                                                ------------   ------------
   Net (decrease)                                (21,488,688)   (30,266,951)
 NET ASSETS at beginning of year                 153,930,450    184,197,401
                                                ------------   ------------
 NET ASSETS at end of year                      $132,441,762   $153,930,450
                                                ============   ============

                   See Notes to Financial Statements

INTERMEDIATE-TERM BOND FUND
Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
CORPORATE BONDS                                               4.4%
$  150,000   American Express Credit Corp.,
               7.45%, 8/10/2005                                     $   163,256
   500,000   Citigroup, Inc.,
               6.50%, 1/18/2011 (a)                                     521,749
   115,000   Cooper Industries, Inc.,
               Medium Term Note,
               5.88%, 2/20/2003                                         116,958
 1,005,000   Old Republic International Corp.,
               7.00%, 6/15/2007                                       1,080,581
                                                                    -----------
Total Corporate Bonds (Cost $1,794,095)                             $ 1,882,544
                                                                    -----------
MORTGAGES                                                    10.0%
$  780,258   Bear Stearns Mortgage Securities,
               Remic 1993-10 A9,
               7.20%, 7/25/2024                                     $   797,080
   456,000   Capstead Securities Corp.,
               Remic 1993-1E,
               7.50%, 2/1/2023                                          466,151
   389,088   CitiCorp Mortgage Securities, Inc.,
               Remic 1993-7 A3,
               7.00%, 6/25/2023                                         396,543
   109,719   DLJ Acceptance Trust,
               Remic 1989-1F,
               11.00%, 8/1/2019                                         125,672
    46,382   GE Capital Mortgage Services, Inc.,
               Remic 1996-17 2A5,
               7.25%, 12/25/2011                                         47,115
   300,000   GE Capital Mortgage Services, Inc.,
               Remic 1996-3 A4,
               7.00%, 3/25/2026                                         303,348
   198,904   GE Capital Mortgage Services, Inc.,
               Remic 1996-HE3 A4,
               7.49%, 9/25/2026                                         205,339
   418,635   GE Capital Mortgage Services, Inc.,
               Remic 1997-92 A5,
               7.00%, 10/25/2027                                        418,325
   505,087   GE Capital Mortgage Services, Inc.,
               Remic 1998-2 A12,
               7.00%, 1/25/2028                                         510,158
     4,897   John J Matterer,
               8.50%, 1/1/2005                                            4,897
    30,165   Prudential Home Mortgage Securities,
               Remic 1992-42 A7,
               7.00%, 1/25/2008                                          30,116
   126,470   Prudential Home Mortgage Securities,
               Remic 1992-29 A9,
               8.00%, 10/25/2022                                        131,230

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
MORTGAGES (CONTINUED)
$  204,848   Prudential Home Mortgage Securities,
               Remic 1994-27, Class A5,
               8.25%, 9/25/2024                                     $   207,964
    75,432   Residential Funding Mortgage Securities,
               Section I, Remic 1992-S33 A11,
               8.00%, 10/25/2022                                         75,862
   241,687   Residential Funding Mortgage Securities,
               Section I,
               Remic 1996-S20 A7,
               7.75%, 9/25/2026                                         244,256
   317,109   Structured Asset Securities Corp.,
               Series 1998-ALS1 1A,
               6.90%, 1/25/2029                                         322,957
                                                                    -----------
Total Mortgages (Cost $4,218,327)                                   $ 4,287,013
                                                                    -----------
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS                                                73.9%
$  500,000   Federal Farm Credit Bank,
               8.00%, 2/24/2010                                     $   535,091
   350,000   Federal Home Loan Bank,
               8.10%, 5/25/2010                                         396,544
     2,249   Federal Home Loan Mortgage Corp.,
               Pool #213857,
               7.50%, 11/1/2001                                           2,249
     2,471   Federal Home Loan Mortgage Corp.,
               Pool #200070,
               7.50%, 4/1/2002                                            2,503
     4,035   Federal Home Loan Mortgage Corp.,
               Pool #200071,
               7.50%, 5/1/2002                                            4,088
    18,382   Federal Home Loan Mortgage Corp.,
               Pool #251363,
               8.75%, 5/1/2003                                           18,428
    53,539   Federal Home Loan Mortgage Corp.,
               Gold Pool #E30900,
               8.50%, 5/1/2006                                           56,370
    22,174   Federal Home Loan Mortgage Corp.,
               Pool #290143,
               8.50%, 8/1/2006                                           22,763
 1,000,000   Federal Home Loan Mortgage Corp.,
               6.22%, 6/24/2008                                       1,044,236
 1,084,232   Federal Home Loan Mortgage Corp.,
               Remic 1587Z,,
               6.50%, 10/15/2008                                      1,122,355
 1,700,000   Federal Home Loan Mortgage Corp.,
               6.00%, 2/10/2009                                       1,722,726
   300,000   Federal Home Loan Mortgage Corp.,
               7.63%, 9/9/2009                                          314,121

See Notes to Financial Statements      47

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
$  102,311   Federal Home Loan Mortgage Corp.,
               Pool #301687,
               9.00%, 2/1/2010                                      $   108,749
   123,741   Federal Home Loan Mortgage Corp.,
               Pool #298007,
               12.00%, 2/1/2016                                         137,478
   417,156   Federal Home Loan Mortgage Corp.,
               Remic 1899ZG,
               8.00%, 6/15/2018                                         452,642
   277,726   Federal Home Loan Mortgage Corp.,
               Pool #360037,
               10.00%, 9/1/2018                                         306,384
   146,143   Federal Home Loan Mortgage Corp.,
               Remic 34D,
               9.00%, 3/15/2020                                         152,731
    22,736   Federal Home Loan Mortgage Corp.,
               Remic 1302PJ,
               8.00%, 5/15/2021                                          22,818
   446,642   Federal Home Loan Mortgage Corp.,
               Remic 1261J,
               8.00%, 7/15/2021                                         452,145
   445,739   Federal Home Loan Mortgage Corp.,
               Remic 1332J,
               8.00%, 8/15/2021                                         451,749
    38,094   Federal Home Loan Mortgage Corp.,
               Remic 1311J,
               7.50%, 9/15/2021                                          38,302
     6,000   Federal Home Loan Mortgage Corp.,
               Remic 1397D,
               7.00%, 10/15/2021                                          5,998
   618,876   Federal Home Loan Mortgage Corp.,
               Remic 1316Z,
               8.00%, 6/15/2022                                         666,659
   806,000   Federal Home Loan Mortgage Corp.,
               Remic 1311K,
               7.00%, 7/15/2022                                         836,781
   198,968   Federal Home Loan Mortgage Corp.,
               Remic 1312I,
               8.00%, 7/15/2022                                         206,998
   159,000   Federal Home Loan Mortgage Corp.,
               Remic 1547PK,
               7.00%, 10/15/2022                                        167,433
    25,602   Federal Home Loan Mortgage Corp.,
               Remic 1706LB,
               7.00%, 6/15/2023                                          25,748

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
$  422,754   Federal Home Loan Mortgage Corp.,
               Remic 1770PH,
               8.00%, 8/15/2023                                     $   428,474
   367,000   Federal Home Loan Mortgage Corp.,
               Remic 1695EA,
               7.00%, 12/15/2023                                        395,233
   225,000   Federal Home Loan Mortgage Corp.,
               Remic 1663C,
               7.00%, 1/15/2024                                         237,651
   193,163   Federal Home Loan Mortgage Corp.,
               Remic 1669NF,
               9.00%, 2/15/2024                                         199,030
    57,056   Federal Home Loan Mortgage Corp.,
               Remic 1847B,
               7.50%, 7/15/2024                                          58,014
   264,099   Federal Home Loan Mortgage Corp.,
               Remic 1753D,
               8.50%, 9/15/2024                                         278,923
   268,000   Federal Home Loan Mortgage Corp.,
               Remic 1900N,
               7.50%, 11/15/2024                                        276,862
   183,038   Federal Home Loan Mortgage Corp.,
               Remic 1924A,
               10.00%, 8/15/2025                                        191,035
 1,006,239   Federal Home Loan Mortgage Corp.,
               Remic 2092DL,
               8.50%, 9/15/2027                                       1,082,991
   876,916   Federal Home Loan Mortgage Corp.,
               Remic 2137GT,
               6.50%, 3/15/2029                                         888,357
    20,947   Federal National Mortgage Assoc.,
               Pool #47402,
               8.00%, 5/1/2002                                           21,345
     8,503   Federal National Mortgage Assoc.,
               Pool #46872,
               8.00%, 5/1/2002                                            8,555
    15,462   Federal National Mortgage Assoc.,
               Pool #47932,
               8.00%, 5/1/2002                                           15,756
     7,954   Federal National Mortgage Assoc.,
               Pool #48103,
               8.00%, 5/1/2002                                            8,105
     4,241   Federal National Mortgage Assoc.,
               Pool #46609,
               8.00%, 5/1/2002                                            4,322

See Notes to Financial Statements      48

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
$   29,860   Federal National Mortgage Assoc.,
               Pool #50078,
               8.50%, 6/1/2003                                      $    30,841
    43,137   Federal National Mortgage Assoc.,
               Pool #355656,
               7.00%, 8/1/2003                                           44,389
   118,341   Federal National Mortgage Assoc.,
               Pool #82407,
               9.00%, 3/1/2004                                          123,643
    86,295   Federal National Mortgage Assoc.,
               Pool #104927,
               11.00%, 4/1/2005                                          87,361
   100,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.58%, 12/17/2007                                        103,756
 1,000,000   Federal National Mortgage Assoc.,
               Medium Term Note,
               6.44%, 1/7/2008                                        1,036,843
   652,262   Federal National Mortgage Assoc.,
               Remic 1994-32Z,
               6.50%, 3/25/2009                                         677,889
   500,000   Federal National Mortgage Assoc.,
               6.36%, 4/9/2009                                          508,060
 2,000,000   Federal National Mortgage Assoc.,
               6.50%, 4/29/2009                                       2,044,527
   500,000   Federal National Mortgage Assoc.,
               Remic G93-32J,
               6.75%, 5/25/2009                                         513,325
     8,184   Federal National Mortgage Assoc.,
               Remic 29-1,
               0.00%, 3/1/2018                                            7,196
    88,882   Federal National Mortgage Assoc.,
               Pool #87277,
               7.50%, 4/1/2018                                           92,673
    10,805   Federal National Mortgage Assoc.,
               Remic 1991-141PH,
               7.50%, 4/25/2019                                          10,809
   147,539   Federal National Mortgage Assoc.,
               Remic 1989-62G,
               8.60%, 10/25/2019                                        155,815
   190,008   Federal National Mortgage Assoc.,
               Pool #522694,
               10.50%, 2/1/2020                                         213,650
   415,000   Federal National Mortgage Assoc.,
               Remic 1992-202J,
               7.50%, 4/25/2020                                         429,012

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
$  207,815   Federal National Mortgage Assoc.,
               Remic 1990-132Z,
               7.00%, 11/25/2020                                    $   213,346
   112,198   Federal National Mortgage Assoc.,
               Pool #313205,
               10.00%, 12/1/2020                                        123,997
   267,492   Federal National Mortgage Assoc.,
               Remic 1992-135J,
               7.50%, 2/25/2021                                         271,223
   400,000   Federal National Mortgage Assoc.,
               Remic 1993-26K,
               7.00%, 5/25/2021                                         409,912
   210,000   Federal National Mortgage Assoc.,
               Remic G-41PT,
               7.50%, 10/25/2021                                        223,359
   108,696   Federal National Mortgage Assoc.,
               Remic 1991-142PL,
               8.00%, 10/25/2021                                        114,819
   276,000   Federal National Mortgage Assoc.,
               Remic 1993-4K,
               7.50%, 11/25/2021                                        286,491
   115,553   Federal National Mortgage Assoc.,
               Pool #525171,
               9.00%, 12/1/2021                                         126,195
   200,000   Federal National Mortgage Assoc.,
               Remic 1992-88L,
               8.00%, 12/25/2021                                        207,129
   256,736   Federal National Mortgage Assoc.,
               Remic 1993-1G,
               7.50%, 1/25/2022                                         262,059
    50,244   Federal National Mortgage Assoc.,
               Pool #124796,
               10.50%, 4/1/2022                                          55,759
   198,047   Federal National Mortgage Assoc.,
               Remic 1993-112ZA,
               7.00%, 4/25/2022                                         214,193
   422,248   Federal National Mortgage Assoc.,
               Remic G92-40ZC,
               7.00%, 7/25/2022                                         441,677
   234,222   Federal National Mortgage Assoc.,
               Remic 1997-84B,
               9.50%, 10/18/2022                                        237,659
   645,000   Federal National Mortgage Assoc.,
               Remic 1993-54J,
               6.75%, 10/25/2022                                        665,469

See Notes to Financial Statements      49

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
$  192,000   Federal National Mortgage Assoc.,
               Remic 1993-4LA,
               8.00%, 1/25/2023                                     $   209,757
   700,000   Federal National Mortgage Assoc.,
               Remic 1993-89D,
               7.00%, 6/25/2023                                         726,358
   230,000   Federal National Mortgage Assoc.,
               Remic G93-38H,
               6.50%, 12/25/2023                                        235,830
   167,615   Federal National Mortgage Assoc.,
               Remic G93-40ZC,
               6.50%, 12/25/2023                                        167,589
 1,397,679   Federal National Mortgage Assoc.,
               Remic 1994-76KB,
               0.00%, 4/25/2024                                       1,286,474
   972,992   Federal National Mortgage Assoc.,
               Remic 1994-75N,
               7.00%, 4/25/2024                                       1,009,723
   753,926   Federal National Mortgage Assoc.,
               Pool # 303437,
               9.00%, 6/1/2025                                          819,965
   113,526   Federal National Mortgage Assoc.,
               Remic 1997-63A,
               7.00%, 3/18/2026                                         113,544
   152,356   Federal National Mortgage Assoc.,
               Remic 1998-34AV,
               6.50%, 6/18/2028                                         152,572
       535   Government National Mortgage Assoc.,
               Pool #9335,
               8.25%, 4/15/2006                                             566
    70,935   Government National Mortgage Assoc.,
               Series II, Pool #9257,
               8.25%, 6/20/2025                                          75,102
   165,005   Government National Mortgage Assoc.,
               Pool #409781,
               8.25%, 8/15/2025                                         175,314

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
$  224,436   Government National Mortgage Assoc.,
               Series II, Pool #2326,
               8.50%, 11/20/2026                                    $   238,710
   820,874   Government National Mortgage Assoc.,
               Pool #440640,
               8.25%, 6/15/2027                                         870,174
    90,971   Government National Mortgage Assoc.,
               Pool #453323,
               8.25%, 9/15/2027                                          96,434
   273,782   Government National Mortgage Assoc.,
               Pool #453336,
               8.25%, 9/15/2027                                         290,224
    63,364   Government National Mortgage Assoc.,
               Pool #427291,
               8.25%, 12/15/2027                                         67,170
 2,000,000   U.S. Treasury Strips, Series SO,
               0.00%, 8/15/2002                                       1,959,817
                                                                    -----------
Total United States Government & Agency Obligations
(Cost $30,666,807)                                                  $31,797,141
                                                                    -----------
SHORT-TERM INVESTMENT--
             REPURCHASE AGREEMENT                            11.0%
$4,740,956   Bear Stearns & Co., Inc., 3.20%, Dated 9/28/01,
               Due 10/1/01, Repurchase price $4,742,220,
               Collateralized by various U.S. Government
               securities                                           $ 4,740,956
                                                                    -----------
Total Short-Term Investment--Repurchase
 Agreement (Cost $4,740,956)                                        $ 4,740,956
                                                                    -----------
Total Investments (Cost $41,420,185)                         99.3%  $42,707,654
Other assets in excess of liabilities                         0.7%      311,065
                                                            -----   -----------
Net Assets                                                  100.0%  $43,018,719
                                                            =====   ===========

(a) All or part of this security has been loaned as of September 30, 2001.

See Notes to Financial Statements      50

                 Statement of Assets and Liabilities          September 30, 2001
                 ---------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
   $36,679,229)--Note 2(A)                                     $  37,966,698
   Repurchase agreement at cost                                    4,740,956
                                                               -------------
     Total Investments                                            42,707,654
   Collateral received for securities on
   loan--Note 4                                                      540,000
   Receivable for investments sold                                    33,098
   Receivable for units sold                                           4,060
   Interest receivable                                               332,587
   Other assets                                                       18,052
                                                               -------------
                                                                  43,635,451
 LIABILITIES:
   Payable upon return of securities on
   loan--Note 4                                 $     540,000
   Payable for units redeemed                             892
   Payable to investment manager                       14,066
   Accrued expenses                                    61,774        616,732
                                                -------------  -------------
 NET ASSETS at value, applicable to 1,062,759
   outstanding units of
   beneficial interest--Note 5                                 $  43,018,719
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($43,018,719 divided by 1,062,759 units)                    $       40.48
                                                               =============

                 Statement of Operations           Year Ended September 30, 2001
                 ---------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
     Interest                                   $   3,393,332
     Securities lending                                   548
                                                -------------
        Total Income                                           $   3,393,880
   Expenses:
     Investment manager's fees--Note 3(A)             197,531
     Shareholder servicing fees and
     expenses--Note 3(B)                              272,162
     Custodian fees and expenses                       10,498
     Legal and Auditing fees                           24,417
     Consultant fees                                   14,550
     Trustees' fees and expenses--Note 3(C)            33,369
     Printing and Postage                              15,734
     Insurance                                          4,928
     Other                                             40,594
                                                -------------
        Total Expenses                                               613,783
                                                               -------------
 INVESTMENT INCOME--NET                                            2,780,097
 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS--Note 4:
   Net realized (loss) on investments                (111,612)
   Unrealized appreciation on investments           2,433,334
                                                -------------
 NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                                     2,321,722
                                                               -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $   5,101,819
                                                               =============

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2001      9/30/2000
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $  2,780,097   $  3,366,145
   Net realized (loss)                              (111,612)      (448,981)
   Net unrealized appreciation                     2,433,334         70,880
                                                ------------   ------------
   Net increase in net assets resulting from
   operations                                      5,101,819      2,988,044
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                             4,681,948     11,928,564
   Value of units redeemed                       (18,569,843)   (25,635,391)
                                                ------------   ------------
   Net (decrease) in net assets resulting from
   capital transactions                          (13,887,895)   (13,706,827)
                                                ------------   ------------
   Net (decrease)                                 (8,786,076)   (10,718,783)
 NET ASSETS at beginning of year                  51,804,795     62,523,578
                                                ------------   ------------
 NET ASSETS at end of year                      $ 43,018,719   $ 51,804,795
                                                ============   ============

                   See Notes to Financial Statements

SHORT-TERM INVESTMENT FUND
Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
COMMERCIAL PAPER                                             12.1%
$  900,000   BellSouth Corp.,
               2.75%, 10/19/2001                                    $   898,694
   700,000   General Electric Capital Corp.,
               2.72%, 10/16/2001                                        699,154
   900,000   Kraft Foods, Inc., 2.80%, 10/12/2001                       899,160
                                                                    -----------
Total Commercial Paper (Cost $2,497,199)                            $ 2,497,008
                                                                    -----------
CORPORATE BONDS                                               7.1%
$  144,000   BankAmerica Corp.,
               8.13%, 2/1/2002                                      $   146,348
   650,000   Beneficial Corp.,
               Medium Term Note,
               8.40%, 12/17/2001                                        657,443
   175,000   General Electric Capital Corp.,
               Medium Term Note,
               7.26%, 4/29/2002                                         179,566
   250,000   Merrill Lynch & Co., Inc.,
               Medium Term Note,
               6.38%, 10/1/2001                                         250,018
   225,000   Merrill Lynch & Co., Inc.,
               Medium Term Note,
               5.73%, 2/26/2002                                         227,755
                                                                    -----------
Total Corporate Bonds (Cost $1,455,975)                             $ 1,461,130
                                                                    -----------
MORTGAGES                                                     0.7%
$  150,594   Vendee Mortgage Trust,
               Remic 1993-1 H,
               7.00%, 3/15/2002                                     $   150,980
                                                                    -----------
Total Mortgages (Cost $150,428)                                     $   150,980
                                                                    -----------
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS                                                66.8%
$  105,000   Federal Farm Credit Bank,
               Medium Term Note,
               6.10%, 11/19/2001                                    $   105,433
   500,000   Federal Farm Credit Bank,
               5.25%, 5/1/2002                                          508,074
   500,000   Federal Farm Credit Bank,
               2.85%, 1/9/2003                                          499,922
   100,000   Federal Home Loan Bank,
               4.96%, 11/20/2001                                        100,302
 1,000,000   Federal Home Loan Bank,
               6.75%, 2/15/2002                                       1,015,776
   105,000   Federal Home Loan Bank,
               6.30%, 4/4/2002                                          107,030
   500,000   Federal Home Loan Bank,
               4.02%, 7/2/2002                                          500,022

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
$  200,000   Federal Home Loan Bank,
               6.58%, 7/19/2002                                     $   206,496
   500,000   Federal Home Loan Bank,
               5.27%, 7/25/2002                                         511,306
 1,000,000   Federal Home Loan Bank,
               3.93%, 7/30/2002                                       1,001,181
   500,000   Federal Home Loan Bank,
               3.70%, 8/28/2002                                         501,012
   500,000   Federal Home Loan Bank,
               2.77%, 10/11/2002                                        500,361
   120,000   Federal Home Loan Bank,
               5.91%, 12/23/2002                                        124,682
   115,000   Federal Home Loan Bank,
               6.50%, 12/27/2002                                        116,094
   100,000   Federal Home Loan Bank,
               6.76%, 1/14/2003                                         101,213
   500,000   Federal Home Loan Bank,
               3.00%, 4/25/2003                                         500,317
   100,000   Federal Home Loan Bank,
               6.70%, 5/7/2003                                          100,418
   500,000   Federal Home Loan Bank,
               3.45%, 10/15/2003                                        501,564
    77,337   Federal Home Loan Mortgage Corp.,
               Gold Pool #M80341,
               7.50%, 10/1/2001                                          77,346
    38,484   Federal Home Loan Mortgage Corp.,
               Gold Pool #L80130,
               8.00%, 11/1/2001                                          38,639
   100,000   Federal Home Loan Mortgage Corp.,
               6.52%, 1/2/2002                                          101,012
   316,019   Federal Home Loan Mortgage Corp.,
               Pool #L80157,
               7.00%, 7/1/2002                                          322,010
 1,000,000   Federal Home Loan Mortgage Corp.,
               Medium Term Note,
               5.28%, 2/21/2003                                       1,010,826
 1,000,000   Federal Home Loan Mortgage Corp.,
               Medium Term Note,
               5.00%, 4/30/2003                                       1,001,689
 2,000,000   Federal National Mortgage Assoc.,
               2.72%, 10/12/2001                                      1,998,186
 1,000,000   Federal National Mortgage Assoc.,
               3.25%, 11/9/2001                                         996,389
    38,838   Federal National Mortgage Assoc.,
               Pool #250161,
               7.50%, 12/1/2001                                          39,209

See Notes to Financial Statements      53

Statement of Investments
September 30, 2001
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
$  100,000   Federal National Mortgage Assoc.,
               7.50%, 2/11/2002                                     $   101,798
   104,066   Federal National Mortgage Assoc.,
               Pool #316104,
               7.50%, 6/1/2002                                          106,334
 1,000,000   Federal National Mortgage Assoc.,
               4.80%, 4/17/2003                                       1,001,023
                                                                    -----------
Total United States Government & Agency Obligations
 (Cost $13,759,444)                                                 $13,795,664
                                                                    -----------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
SHORT TERM INVESTMENT--
             REPURCHASE AGREEMENT                            22.4%
$4,616,167   Bear Stearns & Co., Inc.,
               3.20%, Dated 9/28/01, Due 10/1/01, Repurchase price
               $4,617,398, Collateralized by various U.S.
               Government securities                                $ 4,616,167
                                                                    -----------
Total Short-Term Investment--Repurchase
 Agreement (Cost $4,616,167)                                        $ 4,616,167
                                                                    -----------
Total Investments (Cost $22,479,213)                        109.1%  $22,520,949
Liabilities in excess of other assets                       (9.1)%   (1,874,813)
                                                            -----   -----------
Net Assets                                                  100.0%  $20,646,136
                                                            =====   ===========

See Notes to Financial Statements      54

                 Statement of Assets and Liabilities          September 30, 2001
                 ---------------------------------------------------------------

 ASSETS:
   Investments in securities at value (cost
   $17,863,046)--Note 2(A)                                     $  17,904,782
   Repurchase agreement at cost                                    4,616,167
                                                               -------------
     Total Investments                                            22,520,949
   Receivable for units sold                                           8,657
   Interest receivable                                               147,420
   Other assets                                                       21,032
                                                               -------------
                                                                  22,698,058
 LIABILITIES:
   Payable for investments purchased            $   1,999,609
   Payable for units redeemed                              87
   Payable to investment manager                        4,153
   Accrued expenses                                    48,073      2,051,922
                                                -------------  -------------
 NET ASSETS at value, applicable to 797,844
   outstanding units
   of beneficial interest--Note 5                              $  20,646,136
                                                               =============
 NET ASSET VALUE offering and redemption price
   per unit
   ($20,646,136 divided by 797,844 units)                      $       25.88
                                                               =============

                 Statement of Operations           Year Ended September 30, 2001
                 ---------------------------------------------------------------

 INVESTMENT INCOME:
   Income:
     Interest                                   $   1,057,324
     Securities lending                                   201
                                                -------------
        Total Income                                           $   1,057,525
 Expenses:
     Investment manager's fees--Note 3(A)              48,275
     Shareholder servicing fees and
     expenses--Note 3(B)                              115,866
     Custodian fees and expenses                        7,501
     Legal and Auditing fees                           21,493
     Consultant fees                                   14,550
     Trustees' fees and expenses--Note 3(C)            33,369
     Printing and Postage                              15,734
     Insurance                                          2,388
     Other                                             30,841
                                                -------------
        Total Expenses                                290,017
        Less expense reimbursement--Note 3(A)        (135,360)
                                                -------------
        Net Expenses                                                 154,657
                                                               -------------
 INVESTMENT INCOME--NET                                              902,868
 REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS--Note 4:
   Net realized gain on investments                    27,936
   Unrealized appreciation on investments              67,269
                                                -------------
 NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                                        95,205
                                                               -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $     998,073
                                                               =============

                   See Notes to Financial Statements

                 Statements of Changes in Net Assets
                 ---------------------------------------------------------------

                                                 YEAR ENDED     YEAR ENDED
                                                  9/30/2001      9/30/2000
                                                -------------  -------------
 OPERATIONS:
   Investment income--net                       $    902,868   $  1,235,571
   Net realized gain (loss)                           27,936        (33,216)
   Net unrealized appreciation (depreciation)         67,269         (9,912)
                                                ------------   ------------
   Net increase in net assets resulting from
   operations                                        998,073      1,192,443
                                                ------------   ------------
 CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                            11,540,487     17,448,731
   Value of units redeemed                       (11,062,531)   (26,757,039)
                                                ------------   ------------
   Net increase (decrease) in net assets
   resulting from capital transactions               477,956     (9,308,308)
                                                ------------   ------------
   Net increase (decrease)                         1,476,029     (8,115,865)
 NET ASSETS at beginning of year                  19,170,107     27,285,972
                                                ------------   ------------
 NET ASSETS at end of year                      $ 20,646,136   $ 19,170,107
                                                ============   ============

                   See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                 NOTE 1--GENERAL
                     Participation in RSI Retirement Trust ("RSI") is limited to
                 IRA's and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations determined by the Trustees of RSI to have business interests in common with organizations participating in RSI. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under Section 401 of the Code ("Participating Plans").

                     In order to provide investment products to Participating
                 Plans, RSI operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of September 30, 2001, seven classes of units of beneficial interest: Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of RSI as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the distributor of the Investment Funds' units of beneficial interest. The Distributor is a wholly owned subsidiary of Retirement System Group Inc. ("RSGroup-Registered Trademark-").

                     The financial statements of the Investment Funds are
                 presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

                 NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

                 (A) SECURITIES VALUATION:  Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

                     (1) each listed equity security is valued at its closing
                         price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price or bid price;

                     (2) each unlisted equity security quoted on the NASDAQ is
                         valued at the last current bid price obtained from the NASDAQ;

                     (3) United States Government and agency obligations and
                         certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

                     (4) short-term money market instruments (such as
                         certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

                     Debt securities with remaining maturities of 60 days or
                 less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of RSI using methods and procedures reviewed and approved by the RSI's Trustees.

                     Investments and other assets and liabilities denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange. It is not practical to isolate that portion of income arising from changes in the exchange rates from the portion arising from changes in the market prices of securities.

                 (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:  Securities
                     transactions are recorded on a trade date plus one basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, amortization of discount and premium on investments and zero coupon bonds, is recognized on an accrual basis.

                 (C) REPURCHASE AGREEMENTS:  The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                 (D) SECURITIES LOANS:  The Investment Funds lend their
                     securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

                     Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received. Cash received as a collateral for these loans was invested in overnight repurchase agreements with Bear Stearns. Interest rates for such repurchase agreements ranged from 1.6875% to 3.5%. (See Note 4 for value of securities loaned.)

                 (E) DIVIDENDS TO UNITHOLDERS:  RSI does not normally declare nor pay dividends on its net investment income or capital gains.

                 (F) FEDERAL INCOME TAXES:  RSI has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

                 (G) ACCOUNTING ESTIMATES:  The preparation of financial
                     statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

                 (H) OTHER:  RSI accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated evenly between each Investment Fund.

                     Administrative expenses incurred by RSI relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

                 (I) FINANCIAL FUTURE CONTRACTS:  The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by "marking to market" on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

                 (J) OPTIONS CONTRACTS:  The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and "marked to market" daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

                 (K) FORWARD CURRENCY CONTRACTS:  A forward currency contract
                     ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

                 (L) RECENT ACCOUNTING PRONOUNCEMENTS:  In November 2000, the
                     American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). The revised Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on all fixed income securities. The Investment Funds currently do not amortize premiums and accrete discounts for certain securities. Upon the adoption of the Guide, the Investment Funds will be required to record a cumulative effect adjustment to conform with accounting principals generally accepted in the United States of America. The effect of this adjustment will be either to increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will, therefore, have no effect on the net assets of the Investment Funds.

                 NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER TRANSACTIONS WITH AFFILIATES

                 (A) Retirement System Investors Inc. ("Investors") is the
                     Investment Advisor for each investment Fund. Investors has retained sub-advisors to manage the International Equity Fund and a portion of the Emerging Growth Equity Fund. Investors acts as Investment Manager to the remaining Trust Investment Funds, and in the case of all Investment Funds, exercises general oversight with respect to the portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, sub-advisory portfolio analysis, and presentations to unitholders.

                     Fees incurred by Investors pursuant to the provisions of its investment management contracts are payable monthly to Investors and quarterly to all sub-advisors and are computed based on the value of the net assets of each Investment Fund determined on a monthly or quarterly basis as appropriate at the rates listed in the following table.

                     The table of rates below are those as of September 30, 2001 as approved by the unitholders.

                            INVESTMENT FUND               INVESTMENT MANAGER                    FEE
                            ---------------               ------------------                    ---
                            Core Equity Fund       Retirement System Investors Inc.  .60% on first $50 million
                                                                                     .50% on next $150 million,
                                                                                     and .40% over $200 million
                            Value Equity Fund      Retirement System Investors Inc.  .60% on first $50 million,
                                                                                     .50% on next $150 million,
                                                                                     and .40% over $200 million
                            Emerging Growth        Retirement System                 1.00%
                              Equity Fund          Investors Inc.                    1.00% on first $25
                                                   HLM Management Company, Inc.      million,
                                                   (sub-advisor)                     .80% on next $25 million,
                                                                                     and .60% over $50 million
                            International Equity   Bank of Ireland Asset             .75% on first $20 million,
                              Fund                 Management (U.S.) Limited         .50% on next $30 million,
                                                   (sub-advisor)                     and .35% over $50 million
                            Actively Managed       Retirement System                 .40% on first $50 million,
                              Bond Fund            Investors Inc.                    .30% on next $100 million,
                                                                                     and .20% over $150 million
                            Intermediate-Term      Retirement System                 .40% on first $50 million,
                              Bond Fund            Investors Inc.                    .30% on next $100 million,
                                                                                     and .20% over $150 million
                            Short-Term             Retirement System                 .25% on first $50 million,
                              Investment Fund      Investors Inc.                    and .20% over $50 million

                     RSI's investment management agreement with Investors provides for Investors to receive a management fee of 0.20% per annum of the average daily net assets of the Investment Funds that employ a sub-advisor. For the year ended September 30, 2001, Investors has voluntarily waived a portion of its investment manager's fee from the Short-Term Investment Fund amounting to $135,360 to limit the Fund's annual expenses to 0.80% of average net assets.

                 (B) Shareholder servicing fees and expenses for the year ended consist of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup-Registered Trademark-) under a contract for providing administrative services for the Investment Funds. The fee arrangement applicable for each of the Investment Funds is as follows:

                        AVERAGE NET ASSETS             FEE
                        ------------------             ---
                        First $25 million              .60%
                        Next $25 million               .50%
                        Next $25 million               .40%
                        Over $75 million               .30%

                 (C) Each Trustee who is not an officer of RSI receives an
                     annual fee of $15,000 and a fee of $950 per meeting attended, except that such fee is $400 for a telephonic meeting. Such Trustees also participate in a deferred compensation plan which permits each Trustee to defer payment of a portion of their fees. A Trustee and several officers of RSI are also officers of RSGroup-Registered Trademark- and its subsidiaries.

                 NOTE 4--SECURITIES TRANSACTIONS
                     The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 2001:

                                                                      PURCHASES       SALES
                                                                      ---------       -----
                        Core Equity Fund                             $37,231,372   $12,187,714
                        Value Equity Fund                             32,841,098    35,246,705
                        Emerging Growth Equity Fund                   78,880,444    71,273,329
                        International Equity Fund                     13,937,097     8,166,525
                        Actively Managed Bond Fund                    16,763,833    53,627,817
                        Intermediate-Term Bond Fund                    8,584,792    22,954,078

                     Net unrealized appreciation (depreciation) consisting of
                 gross unrealized appreciation and gross unrealized depreciation at September 30, 2001 for each of the Investment Funds was as follows:

                                                         NET UNREALIZED      GROSS          GROSS
                                                          APPRECIATION     UNREALIZED     UNREALIZED
                                                         (DEPRECIATION)   APPRECIATION   DEPRECIATION
                                                         --------------   ------------   ------------
                        Core Equity Fund                  $ 55,118,662    $71,002,955    $(15,884,293)
                        Value Equity Fund                      712,744     11,318,526     (10,605,782)
                        Emerging Growth Equity Fund         (6,409,299)     9,088,382     (15,497,681)
                        International Equity Fund          (12,633,699)     1,649,545     (14,283,244)
                        Actively Managed Bond Fund           5,443,109      6,102,866        (659,757)
                        Intermediate-Term Bond Fund          1,287,469      1,313,028         (25,559)
                        Short-Term Investment Fund              41,736         42,169            (433)

                     The following summarizes the market value of securities
                 that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 2001:

                                                                      VALUE OF
                                                                     SECURITIES     VALUE OF
                                                                       LOANED      COLLATERAL
                                                                       ------      ----------
                        Core Equity Fund                             $ 4,199,143   $ 4,268,969
                        Value Equity Fund                              3,798,854     3,881,117
                        Emerging Growth Equity Fund                   21,974,261    22,128,048
                        International Equity Fund                        963,025       989,775
                        Intermediate-Term Bond Fund                      522,676       540,000
                        Actively Managed Bond Fund                       528,442       545,776

                     These securities lending arrangements may result in
                 significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

                     For the year ended September 30, 2001 the Emerging Growth
                 Equity Fund and the Value Equity Fund, each had expenses paid through brokerage/service arrangements which amounted to $17,900 and $15,476 respectively.

                 NOTE 5--CAPITAL TRANSACTIONS
                     At September 30, 2001 there were an unlimited number of
                 units of beneficial interest authorized for each Investment
                 Fund.

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 2001 were as follows:

                                                     CORE EQUITY                      VALUE EQUITY
                                                         FUND                             FUND
                                                         ----                             ----
                                                UNITS         AMOUNT             UNITS         AMOUNT
                                                -----         ------             -----         ------
                        Units sold              450,183    $ 42,935,347          179,164    $ 15,907,563
                        Units redeemed         (245,973)    (24,421,808)        (222,442)    (19,440,009)
                                               --------    ------------         --------    ------------
                        Net increase
                         (decrease)             204,210    $ 18,513,539          (43,278)   $ (3,532,446)
                                               ========    ============         ========    ============

                                                    EMERGING GROWTH                   INTERNATIONAL
                                                      EQUITY FUND                      EQUITY FUND
                                                      -----------                      -----------
                                                 UNITS         AMOUNT             UNITS        AMOUNT
                                                 -----         ------             -----        ------
                        Units sold               238,674    $ 21,613,981         232,958     $12,491,880
                        Units redeemed          (154,347)    (14,507,226)        (93,149)     (5,139,031)
                                                --------    ------------         -------     -----------
                        Net increase
                         (decrease)               84,327    $  7,106,755         139,809     $ 7,352,849
                                                ========    ============         =======     ===========

                                                    ACTIVELY MANAGED                 INTERMEDIATE-TERM
                                                       BOND FUND                         BOND FUND
                                                       ---------                         ---------
                                                 UNITS          AMOUNT             UNITS         AMOUNT
                                                 -----          ------             -----         ------
                        Units sold                328,806    $ 13,883,773          121,971    $  4,681,948
                        Units redeemed         (1,335,260)    (57,425,864)        (477,458)    (18,569,843)
                                               ----------    ------------         --------    ------------
                        Net increase
                         (decrease)            (1,006,454)   $(43,542,091)        (355,487)   $(13,887,895)
                                               ==========    ============         ========    ============

                                                       SHORT-TERM
                                                    INVESTMENT FUND
                                                    ---------------
                                                 UNITS         AMOUNT
                                                 -----         ------
                        Units sold               455,181    $ 11,540,487
                        Units redeemed          (437,870)    (11,062,531)
                                                --------    ------------
                        Net increase
                         (decrease)               17,311    $    477,956
                                                ========    ============

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 2000 were as follows:

                                                         CORE                            VALUE
                                                     EQUITY FUND                      EQUITY FUND
                                                     -----------                      -----------
                                                UNITS         AMOUNT             UNITS         AMOUNT
                                                -----         ------             -----         ------
                        Units sold              457,165    $ 52,313,461          292,308    $ 22,506,304
                        Units redeemed         (397,897)    (45,240,744)        (466,623)    (37,303,210)
                                               --------    ------------         --------    ------------
                        Net increase
                         (decrease)              59,268    $  7,072,717         (174,315)   $(14,796,906)
                                               ========    ============         ========    ============

                                                   EMERGING GROWTH                   INTERNATIONAL
                                                     EQUITY FUND                      EQUITY FUND
                                                     -----------                      -----------
                                                UNITS         AMOUNT             UNITS         AMOUNT
                                                -----         ------             -----         ------
                        Units sold              440,240    $ 50,850,883          257,272    $ 16,774,286
                        Units redeemed         (629,817)    (74,936,848)        (217,526)    (13,765,035)
                                               --------    ------------         --------    ------------
                        Net increase
                         (decrease)            (189,577)   $(24,085,965)          39,746    $  3,009,251
                                               ========    ============         ========    ============

                                                    ACTIVELY MANAGED                 INTERMEDIATE-TERM
                                                       BOND FUND                         BOND FUND
                                                       ---------                         ---------
                                                 UNITS          AMOUNT             UNITS         AMOUNT
                                                 -----          ------             -----         ------
                        Units sold                932,288    $ 35,035,493          340,455    $ 11,928,564
                        Units redeemed         (1,966,932)    (73,933,906)        (732,367)    (25,635,391)
                                               ----------    ------------         --------    ------------
                        Net increase
                         (decrease)            (1,034,644)   $(38,898,413)        (391,912)   $(13,706,827)
                                               ==========    ============         ========    ============

                                                       SHORT-TERM
                                                    INVESTMENT FUND
                                                    ---------------
                                                 UNITS          AMOUNT
                                                 -----          ------
                        Units sold                734,869    $ 17,448,731
                        Units redeemed         (1,126,219)    (26,757,039)
                                               ----------    ------------
                        Net increase
                         (decrease)              (391,350)   $ (9,308,308)
                                               ==========    ============

                     Net Assets at September 30, 2001 are comprised as follows:

                                                                                EMERGING
                                                CORE EQUITY       VALUE       GROWTH EQUITY   INTERNATIONAL
                                                   FUND            FUND           FUND         EQUITY FUND
                                                   ----            ----           ----         -----------
                        Paid-in capital
                          (deficit)            $(173,186,636)  $(51,066,068)  $(61,113,147)   $ 15,900,845
                        Accumulated income
                          (loss)                  51,024,645     21,578,411     (7,148,967)     (1,579,048)
                        Accumulated realized
                          gain                   219,727,595    103,179,568    137,174,117      46,662,628
                        Unrealized
                          appreciation
                          (depreciation)          55,118,662        712,744     (6,409,299)    (12,628,596)
                                               -------------   ------------   ------------    ------------
                                               $ 152,684,266   $ 74,404,655   $ 62,502,704    $ 48,355,829
                                               =============   ============   ============    ============

                                                          ACTIVELY
                                                           MANAGED      INTERMEDIATE-TERM     SHORT-TERM
                                                          BOND FUND         BOND FUND       INVESTMENT FUND
                                                          ---------         ---------       ---------------
                        Paid-in capital (deficit)       $(107,215,581)    $(109,919,183)     $(26,155,813)
                        Accumulated income                198,567,101       136,060,198        45,476,331
                        Accumulated realized gain          35,647,133        15,590,235         1,283,882
                        Unrealized appreciation             5,443,109         1,287,469            41,736
                                                        -------------     -------------      ------------
                                                        $ 132,441,762     $  43,018,719      $ 20,646,136
                                                        =============     =============      ============

                 NOTE 6--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
                     As of September 30, 2001, the International Equity Fund had
                 outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements at the Fund's net unrealized gain of $2,135, which is the difference between the forward foreign exchange rates at the dates of entry into the contracts, and the forward rates at September 30, 2001.

                                                                     SETTLEMENT       UNREALIZED
                                      FORWARD CURRENCY CONTRACTS        DATE          GAIN (LOSS)
                                      --------------------------        ----          -----------
                                    Long Contracts
                          28,206     Euro for U.S. $26,059              10/1/01          $  (371)
                          41,808     Euro for U.S. $38,629              10/1/01             (555)
                       2,921,612     Japanese Yen for U.S. $24,952      10/1/01             (427)
                                                                                         -------
                                                                                         $(1,353)
                                                                                         -------
                                    Short Contracts
                                     Japanese Yen for U.S.
                      44,600,000     $373,847                          10/31/01           (1,566)
                                     Japanese Yen for U.S.
                      60,416,000     $514,617                          11/28/01            5,054
                                                                                         -------
                                                                                         $ 3,488
                                                                                         -------
                                    Net Unrealized Gain                                  $ 2,135
                                                                                         =======

                 NOTE 7--FINANCIAL HIGHLIGHTS

                                                                                  CORE EQUITY FUND
                                                           --------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           9/30/2001    9/30/2000    9/30/1999    9/30/1998    9/30/1997
                                                           ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                               $118.08      $106.30       $79.41       $76.11       $56.57
                                                            --------     --------     --------     --------     --------
                        Income from Investment
                          Operations:

                        Investment income--net                  0.60         0.33         0.37         0.58         0.60
                        Net realized and unrealized gain
                          on investments                      (38.48)       11.45        26.52         2.72        18.94
                                                            --------     --------     --------     --------     --------
                        Total from Investment Operations      (37.88)       11.78        26.89         3.30        19.54
                                                            --------     --------     --------     --------     --------
                        Net Asset Value, End of the Year      $80.20      $118.08      $106.30       $79.41       $76.11
                                                            ========     ========     ========     ========     ========
                        TOTAL RETURN                          (32.08)%      11.08 %      33.86 %       4.34 %      34.54 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (1.01)%      (0.99)%      (0.97)%      (0.94)%      (0.90)%
                          Investment Income--net                0.60 %       0.29 %       0.37 %       0.72 %       0.92 %
                        Portfolio Turnover Rate                 7.58 %       5.86 %       8.89 %       5.62 %       5.68 %
                        Net Assets at End of the Year
                          ($1,000's)                        $152,684     $200,691     $174,373     $176,367     $212,273

                     * Using average units basis.

                                                                                 VALUE EQUITY FUND
                                                           --------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           9/30/2001    9/30/2000    9/30/1999    9/30/1998    9/30/1997
                                                           ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                                $88.10       $72.01       $56.27       $57.36       $39.67
                                                             -------      -------      -------      -------      -------
                        Income from Investment
                          Operations:

                        Investment income--net                  0.68         0.73         0.66         0.57         0.60
                        Net realized and unrealized gain
                          (loss) on investments               (11.32)       15.36        15.08        (1.66)       17.09
                                                             -------      -------      -------      -------      -------
                        Total from Investment Operations      (10.64)       16.09        15.74        (1.09)       17.69
                                                             -------      -------      -------      -------      -------
                        Net Asset Value, End of the Year      $77.46       $88.10       $72.01       $56.27       $57.36
                                                             =======      =======      =======      =======      =======
                        TOTAL RETURN                          (12.08)%      22.34 %      27.97 %      (1.90 )%     44.59 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (1.17)%      (1.05)%      (1.02)%      (1.11)%      (1.20)%
                          Investment Income--net                0.77 %       0.91 %       0.94 %       0.93 %       1.26 %
                        Portfolio Turnover Rate                38.58 %      71.85 %      90.14 %      95.66 %      99.25 %
                        Net Assets at End of the Year
                          ($1,000's)                         $74,405      $88,445      $84,839      $63,931      $60,389

                     * Using average units basis.

                                                                           EMERGING GROWTH EQUITY FUND
                                                          --------------------------------------------------------------
                                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          9/30/2001    9/30/2000    9/30/1999    9/30/1998    9/30/1997
                                                          ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                              $131.34       $80.96       $54.90       $84.47       $67.07
                                                            -------      -------      -------      -------      -------
                        Income from Investment
                          Operations:

                        Investment (loss)--net                (1.24)       (1.62)       (1.05)       (0.90)       (0.95)
                        Net realized and unrealized gain
                          (loss) on investments              (55.32)       52.00        27.11       (28.67)       18.35
                                                            -------      -------      -------      -------      -------
                        Total from Investment Operations     (56.56)       50.38        26.06       (29.57)       17.40
                                                            -------      -------      -------      -------      -------
                        Net Asset Value, End of the Year     $74.78      $131.34       $80.96       $54.90       $84.47
                                                            =======      =======      =======      =======      =======
                        TOTAL RETURN                         (43.06)%      62.23 %      47.47 %     (35.01)%      25.94 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                            (1.89)%      (1.79)%      (1.99)%      (1.94)%      (1.98)%
                          Investment (loss)--net              (1.29)%      (1.37)%      (1.55)%      (1.22)%      (1.39)%
                        Portfolio Turnover Rate              102.33 %     137.97 %     222.98 %     204.41 %     177.68 %
                        Net Assets at End of the Year
                          ($1,000's)                        $62,503      $98,703      $76,191      $55,287      $91,589

                     * Using average units basis.

                                                                                INTERNATIONAL EQUITY FUND
                                                                ---------------------------------------------------------
                                                                  YEAR        YEAR        YEAR        YEAR        YEAR
                                                                  ENDED       ENDED       ENDED       ENDED       ENDED
                                                                9/30/2001   9/30/2000   9/30/1999   9/30/1998   9/30/1997
                                                                ---------   ---------   ---------   ---------   ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of Year        $61.82      $55.87      $45.44      $51.09      $45.25
                                                                 -------     -------     -------     -------     -------
                        Income from Investment Operations:

                        Investment income (loss)--net               0.25        0.09       (0.21)      (0.14)      (0.14)
                        Net realized and unrealized gain
                          (loss) on investments                   (16.53)       5.86       10.64       (5.51)       5.98
                                                                 -------     -------     -------     -------     -------
                        Total from Investment Operations          (16.28)       5.95       10.43       (5.65)       5.84
                                                                 -------     -------     -------     -------     -------
                        Net Asset Value, End of the Year          $45.54      $61.82      $55.87      $45.44      $51.09
                                                                 =======     =======     =======     =======     =======
                        TOTAL RETURN                              (26.33)%     10.65 %     22.95 %    (11.06)%     12.91 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                                 (1.62)%     (1.64)%     (1.97)%     (1.94)%     (1.96)%
                          Investment Income (Loss)--net             0.45 %      0.14 %     (0.39)%     (0.27)%     (0.29)%
                        Portfolio Turnover Rate                    15.79 %     30.82 %    120.42 %     92.82 %     61.87 %
                        Net Assets at End of the Year
                          ($1,000's)                             $48,356     $56,991     $49,288     $34,083     $35,276

                     * Using average units basis.

                                                                             ACTIVELY MANAGED BOND FUND
                                                           --------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           9/30/2001    9/30/2000    9/30/1999    9/30/1998    9/30/1997
                                                           ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                                $39.31       $37.21       $37.73       $33.89       $30.79
                                                            --------     --------     --------     --------     --------
                        Income from Investment
                          Operations:

                        Investment income--net                  2.78         2.67         2.32         2.19         2.04
                        Net realized and unrealized gain
                          (loss) on investments                 3.44        (0.57)       (2.84)        1.65         1.06
                                                            --------     --------     --------     --------     --------
                        Total from Investment Operations        6.22         2.10        (0.52)        3.84         3.10
                                                            --------     --------     --------     --------     --------
                        Net Asset Value, End of the Year      $45.53       $39.31       $37.21       $37.73       $33.89
                                                            ========     ========     ========     ========     ========
                        TOTAL RETURN                           15.82 %       5.64 %      (1.38)%      11.33 %      10.07 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (0.85)%      (0.82)%      (0.78)%      (0.81)%      (0.81)%
                          Investment Income--net                6.54 %       7.09 %       6.17 %       6.16 %       6.32 %
                        Portfolio Turnover Rate                11.60 %      16.81 %      42.18 %      71.12 %      69.29 %
                        Net Assets at End of the Year
                          ($1,000's)                        $132,442     $153,930     $184,197     $162,355     $147,139

                     * Using average units basis.

                                                                            INTERMEDIATE-TERM BOND FUND
                                                           --------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           9/30/2001    9/30/2000    9/30/1999    9/30/1998    9/30/1997
                                                           ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                                $36.53       $34.54       $34.10       $31.55       $29.30
                                                             -------      -------      -------      -------      -------
                        Income from Investment
                          Operations:

                        Investment income--net                  2.17         2.07         1.85         1.93         1.78
                        Net realized and unrealized gain
                          (loss) on investments                 1.78        (0.08)       (1.41)        0.62         0.47
                                                             -------      -------      -------      -------      -------
                        Total from Investment Operations        3.95         1.99         0.44         2.55         2.25
                                                             -------      -------      -------      -------      -------
                        Net Asset Value, End of the Year      $40.48       $36.53       $34.54       $34.10       $31.55
                                                             =======      =======      =======      =======      =======
                        TOTAL RETURN                           10.81 %       5.76 %       1.29 %       8.08 %       7.68 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (1.24)%      (1.20)%      (1.12)%      (1.10)%      (1.04)%
                          Investment Income--net                5.62 %       5.90 %       5.40 %       5.92 %       5.86 %
                        Portfolio Turnover Rate                18.34 %      14.39 %      50.51 %     107.30 %      67.95 %
                        Net Assets at End of the Year
                          ($1,000's)                         $43,019      $51,805      $62,524      $59,718      $68,389

                     * Using average units basis.

                                                                             SHORT-TERM INVESTMENT FUND
                                                           --------------------------------------------------------------
                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           9/30/2001    9/30/2000    9/30/1999    9/30/1998    9/30/1997
                                                           ---------    ---------    ---------    ---------    ---------
                        PER UNIT OPERATING PERFORMANCE:*
                          (for a unit outstanding
                          throughout the year)
                        Net Asset Value, Beginning of
                          Year                                $24.56       $23.28       $22.31       $21.23       $20.24
                                                            --------     --------     --------     --------     --------
                        Income from Investment
                          Operations:

                        Investment income--net                  1.19         1.26         1.05         1.06         0.97
                        Net realized and unrealized gain
                          (loss) on investments                 0.13         0.02        (0.08)        0.02         0.02
                                                            --------     --------     --------     --------     --------
                        Total from Investment Operations        1.32         1.28         0.97         1.08         0.99
                                                            --------     --------     --------     --------     --------
                        Net Asset Value, End of the Year      $25.88       $24.56       $23.28       $22.31       $21.23
                                                            ========     ========     ========     ========     ========
                        TOTAL RETURN                            5.37 %       5.50 %       4.35 %       5.09 %       4.89 %

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                             (0.80)%      (0.80)%      (0.80)%      (0.80)%      (0.80)%
                          Investment income--net                4.68 %       5.28 %       4.63 %       4.89 %       4.67 %
                        Decrease in above expense ratio
                          due to fee waiver                     0.70 %       0.64 %       0.46 %       0.50 %       0.45 %
                        Net Assets at End of the Year
                          ($1,000's)                         $20,646      $19,170      $27,286      $32,385      $27,021

                     * Using average units basis.

                 REPORT OF INDEPENDENT ACCOUNTANTS
                 ---------------------------------------------------------------

                 To the Board of Trustees and Unitholders of RSI Retirement Trust

                 In our opinion, the accompanying combined and individual statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund (constituting RSI Retirement Trust, hereafter referred to as the "Funds") at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements for the year ended September 30, 1998, including the financial highlights for each of the two years in the period then ended, were audited by other independent accountants whose report dated October 30, 1998 expressed an unqualified opinion on those financial statements.

                 PricewaterhouseCoopers LLP

                 New York, New York
                 November 16, 2001

                                                     2001 ANNUAL MEETING RESULTS
                     On May 23, 2001, RSI Retirement Trust held its Annual
                 Meeting of Trust Participants to consider: (1) the election of three Trustees for terms of three years, and (2) ratification or rejection of PricewaterhouseCoopers LLP as independent accountants of RSI Retirement Trust for the fiscal year ending September 30, 2001.

                                          PROPOSAL 1: ELECTION OF TRUSTEES
                                          --------------------------------
                                     SHARES       % OF SHARES VOTED   % OF OUTSTANDING SHARES
                        NOMINEE:
                        Candace Cox
                        FOR:      7,310,389.977         99.17                  71.98
                        AGAINST:     61,457.405           .83                    .61
                        ABSTAIN:              0             0                     --

                        NOMINEE:
                        William A. McKenna
                        FOR:      7,310,078.598         99.16                  71.98
                        AGAINST:     61,768.784           .84                    .61
                        ABSTAIN:              0             0                     --

                        NOMINEE:
                        Raymond L. Willis
                        FOR:      7,310,389,977         99.17                  71.98
                        AGAINST:     61,457.405           .83                    .61
                        ABSTAIN:              0             0                     --

                     Trustees Herbert G. Chorbajian, James P. Cronin, William
                 Dannecker, Ralph L. Hodgkins, Jr., Maurice E. Kinkade, William
                 G. Lillis , Joseph L. Mancino, William L. Schrauth, and William
                 E. Swan are serving terms that did not expire during the fiscal year ended September 30, 2001.

                                   PROPOSAL 2: APPROVAL OF INDEPENDENT ACCOUNTANTS
                                   -----------------------------------------------
                                     SHARES       % OF SHARES VOTED   % OF OUTSTANDING SHARES
                        FOR:      7,353,672.864         99.75                  72.40
                        AGAINST:     15,928.615          0.22                    .16
                        ABSTAIN:      2,245.903          0.03                    .02

                 OFFICERS
                 ---------------------------------------------------------------
                 William Dannecker, President
                 James P. Coughlin, C.F.A., Executive Vice President and Chief Investment Officer
                 Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary
                 C. Paul Tyborowski, Executive Vice President
                 Heidi Viceconte, Vice President and Treasurer
                 Durando J. Saccente, Senior Vice President
                 Veronica A. Fisher, Vice President and Assistant Treasurer Deborah A. DaGiau, Vice President
                 Stephen A. Hughes, Vice President
                 Kenneth Berkson, First Vice President
                 G. Michael Morgenroth, First Vice President
                 Barbara Schenk, First Vice President
                 Judith Neibloom, Second Vice President

                 CONSULTANTS
                 ---------------------------------------------------------------
                 Actuarial--Retirement System Consultants Inc.
                 Administrative and Recordkeeping--Retirement System Consultants Inc.
                 Investments--Hewitt Investment Group (a Division of Hewitt Associates, LLC)

                 INVESTMENT MANAGERS
                 ---------------------------------------------------------------
                 Bank of Ireland Asset Management (U.S.) Limited
                 HLM Management Company, Inc.
                 Retirement System Investors Inc.

                 CUSTODIAN
                 ---------------------------------------------------------------
                 Custodial Trust Company

                 DISTRIBUTOR
                 ---------------------------------------------------------------
                 Retirement System Distributors Inc.

                 TRANSFER AGENT
                 ---------------------------------------------------------------
                 Retirement System Consultants Inc.

                 INDEPENDENT AUDITORS
                 ---------------------------------------------------------------
                 PricewaterhouseCoopers LLP

                 COUNSEL
                 ---------------------------------------------------------------
                 Shearman & Sterling

                 BOARD OF TRUSTEES
                 ---------------------------------------------------------------
                 Herbert G. Chorbajian
                   Vice Chairman
                   Charter One Financial, Inc., Cleveland, OH

                 Candace Cox
                   Managing Director
                   Emerald Capital Advisors, LLC, New York, NY

                 James P. Cronin
                   President, Treasurer and Chief Executive Officer The Dime Savings Bank of Norwich, Norwich, CT

                 William Dannecker
                   Chairman and Chief Executive Officer
                   Retirement System Group Inc., New York, NY

                 Ralph L. Hodgkins, Jr.
                   Retired Chief Executive Officer
                   Mid Maine Savings Bank, FSB, Auburn, ME

                 Maurice E. Kinkade
                   Retired Director of Development
                   Maplebrook School, Amenia, NY

                 William G. Lillis
                   Real Estate Consultant

                 Joseph L. Mancino
                   Chairman and Chief Executive Officer
                   The Roslyn Savings Bank, Jericho, NY

                 William A. McKenna, Jr.
                   Chairman, President and Chief Executive Officer Ridgewood Savings Bank, Ridgewood, NY

                 William L. Schrauth
                   Interim Executive Director
                   The Community Foundation of Herkimer &
                   Oneida Counties, Inc., Utica, NY

                 William E. Swan
                   Chairman, President and Chief Executive Officer First Niagara Bank, Lockport, NY

                 Raymond L. Willis
                   Private Investments

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